     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 13, 1999

                                                SECURITIES ACT FILE NO. 33-21534
                                       INVESTMENT COMPANY ACT FILE NO. 811-05543
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 19                      [X]

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                                AMENDMENT NO. 20

                        (Check appropriate box or boxes)

                         ENTERPRISE ACCUMULATION TRUST
               (Exact Name of Registrant as Specified in Charter)

                            ATLANTA FINANCIAL CENTER
                              3343 PEACHTREE ROAD
                                   SUITE 450
                               ATLANTA, GA 30326
               (Address of Principal Executive Office)(Zip Code)
                                 (800) 432-4320
               Registrant's telephone number, including area code

                             CATHERINE R. MCCLELLAN
                            ATLANTA FINANCIAL CENTER
                              3343 PEACHTREE ROAD
                                   SUITE 450
                               ATLANTA, GA 30326
                    (Name and Address for Agent for Service)

                                    COPY TO:
                             MARGERY K. NEALE, ESQ
                      SWIDLER BERLIN SHEREFF FRIEDMAN, LLP
                                919 THIRD AVENUE
                               NEW YORK, NY 10022

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)


                  [ ]  immediately upon filing pursuant to paragraph (b)

                  [ ]  on             pursuant to paragraph (b)
                  [ ]  60 days after filing pursuant to paragraph (a)(1)

                  [X]  on July 15, 1999 pursuant to paragraph (a)(1)

                  [ ]  75 days after filing pursuant to paragraph (a)(2)
                  [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

                  [X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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

                         ENTERPRISE ACCUMULATION TRUST
                                   PROSPECTUS

                              DATED JULY 15, 1999

                               EQUITY PORTFOLIOS

                                Growth Portfolio
                          Growth and Income Portfolio
                                Equity Portfolio
                            Equity Income Portfolio
                         Capital Appreciation Portfolio
                           Multi-Cap Growth Portfolio
                         Small Company Growth Portfolio
                         Small Company Value Portfolio
                         International Growth Portfolio

                               SECTOR PORTFOLIOS

                      Global Financial Services Portfolio
                               Internet Portfolio

                                INCOME PORTFOLIO

                           High-Yield Bond Portfolio

                           DOMESTIC HYBRID PORTFOLIOS

                               Balanced Portfolio
                               Managed Portfolio

     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS

Introduction................................................   1
Growth Portfolio............................................   2
Growth and Income Portfolio.................................   3
Equity Portfolio............................................   4
Equity Income Portfolio.....................................   6
Capital Appreciation Portfolio..............................   7
Multi-Cap Growth Portfolio..................................   8
Small Company Growth Portfolio..............................   9
Small Company Value Portfolio...............................  10
International Growth Portfolio..............................  12
Global Financial Services Portfolio.........................  14
Internet Portfolio..........................................  15
High-Yield Bond Portfolio...................................  16
Balanced Portfolio..........................................  18
Managed Portfolio...........................................  19
Additional Information about the Portfolios' Investments and
  Risks.....................................................  21
  Year 2000.................................................  22
  Euro Conversion...........................................  22
Higher Risk Securities and Investment Practices.............  23
  Risk Terminology..........................................  25
Account Information.........................................  26
Transaction and Account Policies............................  27
Portfolio Management........................................  28
  The Investment Advisor....................................  28
  The Portfolio Managers....................................  29
Financial Highlights........................................  32

                                  INTRODUCTION

     Enterprise Accumulation Trust offers separate investment Portfolios that serve as the underlying funding vehicles for variable annuity contracts and variable life insurance policies. The Portfolios have individual objectives and strategies to offer investors a broad range of investment alternatives. Shares of the Portfolios are sold only to the insurance companies that write the variable annuity and variable life policies. The contractholders do not become shareholders of the Portfolios.

     Enterprise Capital Management, Inc. (the "Advisor") is the investment advisor to each Portfolio. The Advisor selects a Portfolio Manager for each Portfolio on the basis of a number of criteria, including the Portfolio Manager's reputation, resources and performance results.

     Before investing in the Portfolios, you should consider the general risks involved. The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change due to economic and other events that affect securities markets generally, as well as those that affect particular companies, industry sectors or countries. These price movements, sometimes called volatility, will vary depending on the types of securities a Portfolio owns and the markets in which these securities trade. In addition, the investments made by a Fund may underperform the market generally or other mutual funds with a similar investment objective of that Fund. As with other investments, you could lose money on your investment in a Portfolio. Your investment in a Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any government agency. A Portfolio may not achieve its objective. A Portfolio's objective may not be changed without shareholder approval.

(PICTURE)

                                GROWTH PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments U.S. common stocks of large capitalization companies

                     Investor Profile Investors who want the value of their investment to grow but do not need to receive income on their investment.

                     Investment Strategies The Growth Portfolio invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Portfolio combines growth and value style investing. This means that the Portfolio invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long term value. The Portfolio's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion which makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.

Principal Risks As a result of investing primarily in U.S. common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio.

PERFORMANCE INFORMATION

Information about Portfolio performance is not provided due to the fact that the Portfolio does not have returns for a full calendar year.

Portfolio Manager  Montag & Caldwell, Inc.

(PICTURE)

                          GROWTH AND INCOME PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective Total return through capital appreciation with income as a secondary consideration

                     Principal Investments Broadly diversified group of U.S. common stocks of large capitalization companies

                     Investor Profile Investors who want the value of their investment to grow, with the potential of receiving dividend income.

                     Investment Strategies The Growth and Income Portfolio invests primarily in U.S. common stocks of large capitalization companies. The Portfolio principally selects stocks that will appreciate in value, seeking to take advantage of temporary stock price inefficiencies, which may be caused by market participants focusing heavily on short-term developments. In selecting stocks for the Portfolio, the Portfolio Manager employs a "value-oriented"
strategy. This means that the Portfolio Manager attempts to identify stocks of companies that have greater value than is recognized by the market generally. The Portfolio Manager considers a number of factors, such as sales, growth and profitability prospects for the economic sector and markets in which the company operates and sells its products and services, the company's stock market price, earnings level and projected earnings growth rate. The Portfolio Manager also considers current and projected dividend yields. The Portfolio Manager compares this information to that of other companies in determining relative value.

Principal Risks The Portfolio invests primarily in U.S. common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio.

PERFORMANCE INFORMATION

Information about Portfolio performance is not provided due to the fact that the Portfolio does not have returns for a full calendar year.

Portfolio Manager  Retirement System Investors Inc.

(PICTURE)

                                EQUITY PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments  U.S. equity securities

                     Investor Profile Investors who want the value of their investment to grow but do not need to receive income on their investment.

                     Investment Strategies The Equity Portfolio invests primarily in U.S. common stock of companies that meet the Portfolio Manager's criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. To that end, the Portfolio Manager selects companies with one or more of the following characteristics: substantial and growing discretionary cash flow, strong shareholder value-oriented management, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value, and undervalued assets. The Portfolio Manager also imposes a strict sell discipline to sell the stock once it rises close to the target price established by the Portfolio Manager.

Principal Risks The Portfolio invests primarily in U.S. common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not reflect separate account charges imposed by the insurance companies that write the variable annuity contracts and variable life policies; if these charges were included they would have reduced the performance.
                                    (CHART)

                   BEST QUARTER                                         WORST QUARTER
                      14.17%                                               -13.44%
                 (MARCH 31, 1991)                                   (SEPTEMBER 30, 1998)

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    PAST FIVE    PAST TEN
DECEMBER 31, 1998)                                                YEAR        YEARS       YEARS
-------------------------------------------------------------------------------------------------
Enterprise Equity Portfolio(1)..............................      9.90%      20.00%       17.42%
S&P 500(2)..................................................     28.57%      24.06%       19.21%

---------------

(1) Inception date is August 1, 1988.
(2) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

Portfolio Manager  OpCap Advisors

(PICTURE)

                            EQUITY INCOME PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective A combination of growth and income to achieve an above-average and consistent total return

                     Principal Investments  Dividend-paying U.S. common stocks

                     Investor Profile Investors who want the value of their investment to grow, with the potential of receiving dividend income.

                     Investment Strategies The Equity Income Portfolio invests primarily in dividend-paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Fund. To qualify for a purchase, a stock's yield must be greater than the S&P 500's average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price.

Principal Risks The Portfolio invests primarily in U.S. common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio.

PERFORMANCE INFORMATION

Information about Portfolio performance is not provided due to the fact that the Portfolio does not have returns for a full calendar year.

Portfolio Manager  1740 Advisers, Inc.

(PICTURE)

                         CAPITAL APPRECIATION PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Maximum capital appreciation

                     Principal Investments U.S. common stocks of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics

                     Investor Profile Investors who want the value of their investment to grow but do not need to receive income on their investment and are willing to accept the increased risk associated with more aggressive investment strategies.

                     Investment Strategies The Capital Appreciation Portfolio invests in U.S. common stocks of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics. The Portfolio Manager's criteria for stock selection include: (a) steadily increasing earnings; and (b) a three-year performance record of sales, earnings, dividend growth, pretax margins, return on equity and reinvestment rate which, in the aggregate, average 1.5 times the average performance of the S&P 500 for the same period. The Portfolio Manager selects stocks of small, medium and large capitalization companies in an attempt to achieve an average capitalization of portfolio companies that is less than the average capitalization of the S&P 500. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

Principal Risks The Portfolio invests in common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, the Portfolio invests to a large extent in small- to mid-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have somewhat limited product lines, markets and financial resources, and may depend upon a relatively small- to medium-sized management group.

PERFORMANCE INFORMATION

Information about Portfolio performance is not provided due to the fact that the Portfolio does not have returns for a full calendar year.

Portfolio Manager  Provident Investment Counsel, Inc.

(PICTURE)

                           MULTI-CAP GROWTH PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments Equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or traded in the over-the-counter market

                     Investor Profile Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small and medium size company stocks for the possibility of higher returns; and want to diversify their holdings to include small, medium and large company stocks.

                     Investment Strategies The Multi-Cap Growth Portfolio invests primarily in growth stocks. The Portfolio Manager believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle
Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition. The Portfolio can leverage, that is, borrow money, to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including the interest paid on the money borrowed.

Principal Risks As a result of investing primarily in U.S. common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. Moreover, because of large investments in mid-capitalization, small-capitalization and/or emerging growth companies, the Portfolio is riskier than large-capitalization portfolios since such companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies.

In addition, the cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value; thus, the Portfolio's net asset value could decrease more quickly than if it had not borrowed money.

PERFORMANCE INFORMATION

Information about Portfolio performance is not provided due to the fact that the Portfolio does not have returns for a full calendar year.

Portfolio Manager  Fred Alger Management, Inc.

(PICTURE)

                         SMALL COMPANY GROWTH PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments U.S. common stocks of small capitalization companies

                     Investor Profile Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks.

                     Investment Strategies The Small Company Growth Portfolio invests primarily in common stocks of small capitalization companies with above-average growth characteristics that are reasonably valued. The Portfolio Manager uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the Portfolio Manager will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the Portfolio Manager believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the Portfolio Manager believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially overweighted in the portfolio, or when the company no longer meets the Portfolio Manager's expectations. The Portfolio Manager's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

Principal Risks The Portfolio invests primarily in common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, the Fund invests primarily in small sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

PERFORMANCE INFORMATION

Information about Portfolio performance is not provided due to the fact that the Portfolio does not have returns for a full calendar year.

Portfolio Manager  William D. Witter, Inc.

(PICTURE)

                         SMALL COMPANY VALUE PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Maximum capital appreciation

                     Principal Investments U.S. common stocks of small capitalization companies

                     Investor Profile Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks.

                     Investment Strategies The Small Company Value Portfolio invests primarily in common stocks of small capitalization companies that the Portfolio Manager believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. The Portfolio Manager uses a proprietary research technique to determine which stocks have a market price that is less than the "private market value," or what an investor would pay for the company. The Portfolio Manager then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

Principal Risks The Portfolio invests primarily in common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, the Fund invests primarily in small-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.
                                    (CHART)

                   BEST QUARTER                                         WORST QUARTER
                      19.20%                                               -17.80%
                 (MARCH 31, 1991)                                   (SEPTEMBER 30, 1998)

----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                           PAST ONE    PAST FIVE    PAST TEN
DECEMBER 31, 1998)                                                         YEAR        YEARS       YEARS
----------------------------------------------------------------------------------------------------------
Enterprise Small Company Value Portfolio(1)..........................      9.61%       14.59%      16.33%
Russell 2000(2)......................................................     -2.56%       11.86%      12.92%

---------------

(1) Inception date is August 1, 1988.
(2) This unmanaged broad-based index measures the performance of 2,000 small capitalization companies. As of the latest reconstitution, the average market capitalization was approximately $592.0 million and the largest company in the index had an approximate market capitalization of $1,402.7 million. An index does not have an investment advisor, indicates reinvested dividends and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

Portfolio Manager  Gabelli Asset Management Company ("GAMCO Investors, Inc.")

(PICTURE)

                         INTERNATIONAL GROWTH PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments  Non-U.S. equity securities

                     Investor Profile Investors who want an increase in the value of their investment without regard to income and are willing to accept the increased risk of international investing for the possibility of higher returns.

                     Investment Strategies The International Growth Portfolio invests primarily in non-U.S. equity securities that the Portfolio Manager believes are undervalued. The Portfolio Manager uses an approach that involves top-down country allocation combined with bottom-up stock selection. The Portfolio Manager looks for companies that are good predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The Portfolio Manager diversifies investments among European, Australian and Far East ("EAFE") markets.

Principal Risks The Portfolio invests primarily in common stocks of foreign companies. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging market securities may be even more susceptible to these risks.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the annuity contracts and variable life policies; if these charges were included they would have reduced performance.
                                    (CHART)

                   BEST QUARTER                                         WORST QUARTER
                      17.29%                                               -13.69%
                (DECEMBER 31, 1998)                                 (SEPTEMBER 30, 1998)


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    RETURN SINCE
DECEMBER 31, 1998)                                                YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------
Enterprise International Growth Portfolio...................     14.83%        11.62%
MSCI EAFE Index(2)..........................................     20.00%         9.51%

---------------

(1) Inception date is November 18, 1994. Performance reflects annualized return from November 30, 1994 to December 31, 1998.
(2) The Morgan Stanley Capital International Europe, Australia, and the Far East (MSCI EAFE) Index is a market capitalization weighted, equity index comprised of 1,032 companies that are representative of the market structure of 20 countries, excluding the United States, Canada and other regions such as Latin America. Constituent stocks are selected on the basis of industry representation, liquidity, and sufficient float. Includes invested dividends and excludes any transaction or holding charges. One cannot invest directly in any index.

Portfolio Manager  Vontobel USA Inc.

(PICTURE)

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Capital appreciation

                     Principal Investments Common stocks of domestic and foreign financial services companies

                     Investor Profile Investors who want an increase in the value of their investment without regard to income, want investment in the global financial services sector, and are willing to accept the increased risk of international investing for the possibility of higher returns.

                     Investment Strategies The Global Financial Services Portfolio invests primarily in the domestic and foreign financial services industry by normally investing in companies domiciled in the U.S. and in at least three other countries. The Portfolio considers a financial services company to be a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, life insurance companies and insurance holding companies. The Portfolio Manager selects securities by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level.

Principal Risks The Portfolio invests in common stocks of foreign companies. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Portfolio. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging markets securities may be even more susceptible to these risks. Because the Portfolio concentrates in a single industry sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Generally, the financial services industry is extremely sensitive to fluctuations in interest rates. Moreover, while rising interest rates will cause a decline in the value of any debt securities the Portfolio holds, falling interest rates or deteriorating economic conditions can adversely affect the performance of financial services companies' stock. Both foreign and domestic financial services companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. Some financial services companies, e.g., insurance companies, are subject to severe market share and price competition.

PERFORMANCE INFORMATION

Information about Portfolio performance is not provided due to the fact that the Portfolio does not have returns for a full year.

Portfolio Manager  Sanford C. Bernstein & Co., Inc.

(PICTURE)

                               INTERNET PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Long-term capital appreciation

                     Principal Investments Equity securities, including common stocks, preferred stocks, warrants and other securities convertible into common stock of companies primarily engaged in Internet, Intranet and other "high tech" related activities.

                     Investor Profile Investors who want an increase in the value of their investment without regard to income and want to diversify their overall holdings with a concentrated investment in companies engaged in Internet, Intranet and other "high tech" related activities.

                     Investment Strategies Under normal conditions, the Internet Portfolio will invest at least 65% of its assets in equity securities. In choosing which companies' stock the Portfolio should purchase, the Portfolio Manager invests in those companies listed on a U.S. securities exchange or NASDAQ which are engaged in the research, design, development or manufacturing, or engaged to a significant extent in the business of distributing products, processes or services for use with Internet or Intranet related businesses. The Portfolio may also invest in other "high tech" companies. The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An Intranet is the application of WWW tools and concepts to a company's internal documents and databases. Other "high tech" companies may include firms in the computer, communication, video, electronic, office and factory automation and robotic sectors.

Principal Risks As a result of investing primarily in U.S. common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. Moreover, because of large investments in mid-capitalization, small-capitalization and/or emerging growth companies, the Portfolio is riskier than large-capitalization funds since such companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. In addition, the value of companies engaged in Internet and Intranet related activities is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. As a result, the value of the Portfolio's shares may fluctuate more than shares of a fund investing in a broader range of industries.

PERFORMANCE INFORMATION

Information about Portfolio performance is not provided due to the fact that the Portfolio does not have returns for a full calendar year.

Portfolio Manager  Fred Alger Management, Inc.

(PICTURE)

                           HIGH-YIELD BOND PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Maximum current income

                     Principal Investments Debt securities rated below investment grade, which are commonly known as "junk bonds"

                     Investor Profile Income-oriented investors who are willing to accept increased risk for the possibility of greater returns through high-yield bond investing.

                     Investment Strategies The High-Yield Bond Portfolio invests primarily in high-yield, income-producing U.S. corporate bonds rated B3 or better by Moody's Investors Service, Inc. ("Moody's") or B- or better by Standard & Poor's Corporation ("S&P"), which are commonly known as "junk bonds." The Portfolio's investments are selected by the Portfolio Manager after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the Portfolio Manager identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Portfolio Manager have characteristics of such lower-grade bonds. Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Portfolio Manager has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Portfolio Manager, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents.

Principal Risks The Portfolio invests primarily in below investment-grade debt securities. As a result, the Portfolio is subject to the risk that the prices of the debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. High-yield bonds also carry a substantial risk of default or changes in the issuer's creditworthiness. In addition, it may be more difficult for the Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for shareholders.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the variable annuity contracts and variable life insurance policies, if these charges were included they which would have reduced performance.
                                    (CHART)

                   BEST QUARTER                                         WORST QUARTER
                       5.47%                                               -5.13%
               (SEPTEMBER 30, 1997)                                 (SEPTEMBER 30, 1998)

--------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE        RETURN SINCE
DECEMBER 31, 1998)                                                YEAR          INCEPTION(1)
--------------------------------------------------------------------------------------------
Enterprise High-Yield Bond Portfolio........................      3.60%            11.56%
Lehman Brothers High Yield Bond Index(2)....................      5.13%            11.91%

---------------

(1) Inception date is November 18, 1994. Performance reflects annualized return from November 30, 1994 to December 31, 1998.
(2) This is an unmanaged index that includes fixed rate, public nonconvertible issues that are rated Bal or lower by Moody's Investor Service. If a Moody's rating is not available, the bonds must be rated BB+ or lower by S&P, or by Fitch if an S&P rating is not available. The index does not have an investment advisor. It includes reinvested interest and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

Portfolio Manager  Caywood-Scholl Capital Management

(PICTURE)

                               BALANCED PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Long-term total return

                     Principal Investments A combination of equity, fixed income and short-term securities

                     Investor Profile Investors who want the value of their investment to grow and also want to receive income on their investment

                     Investment Strategies Generally, between 55% and 75% of the Balanced Portfolio's total assets will be invested in equity securities. The portfolio allocation will vary based upon the Portfolio Manager's assessment of the return potential of each asset class. For equity investments, the Portfolio Manager uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that have a strong history of earnings growth; attractive prices relative to the company's potential for above average; long-term earnings and revenue growth; strong balance sheets; a sustainable competitive advantage; the potential to become (or currently are) industry leaders; and the potential to outperform the market during downturns. When selecting fixed income securities, the Portfolio Manager will seek to maintain the Portfolio's weighted average duration within 20% of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis. The Portfolio will only invest in fixed income securities with an "A" or better rating. Fixed investments will include:
U.S. Government securities; corporate bonds; mortgage/asset-backed securities; and money market securities and repurchase agreements.

Principal Risks The Portfolio invests in both common stocks and debt securities. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Portfolio. In addition, the Portfolio is subject to the risk that the prices of debt securities will decline due to rising interest rates. The risk is greater for long-term debt securities than for short-term debt securities. Debt securities may decline in credit quality due to events related to the issuer as well as to general economic or governmental events.

PERFORMANCE INFORMATION

Information about Portfolio performance is not provided due to the fact that the Portfolio does not have returns for a full calendar year.

Portfolio Manager  Montag & Caldwell, Inc.

(PICTURE)

                               MANAGED PORTFOLIO

                     PORTFOLIO PROFILE

                     Investment Objective  Growth of capital over time

                     Principal Investments Common stocks, bonds and cash equivalents, the percentages of which will vary based on the Portfolio Manager's assessment of relative investment values

                     Investor Profile Investors who want the value of their investment to grow but do not need to receive income on their investment.

                     Investment Strategies The Managed Portfolio invests in a diversified portfolio of common stocks, bonds and cash equivalents. The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Portfolio Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any time, be invested in any specific types of investments. However, the Portfolio invests primarily in equity securities at times when the Portfolio Manager believes that the best investment values are available in the equity markets. The Portfolio may invest almost all of its assets in high-quality short-term money market and cash equivalent securities when the Portfolio Manager deems it advisable to preserve capital. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. The bonds in which the Portfolio may invest will normally be investment grade intermediate to long-term U.S. government and corporate debt.

Principal Risks The Portfolio invests in both common stocks and debt securities. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Portfolio. In addition, the Portfolio is subject to the risk that the prices of debt securities will decline due to rising interest rates. The risk is greater for long-term debt securities than for short-term debt securities. Debt securities may decline in credit quality due to factors affecting the issuer, or general economic or political events. In addition, an issuer may be unable to make timely payments of principal or interest to the Portfolio. Some investment grade bonds may have speculative characteristics.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's shares from year to year. It does not include separate account charges imposed by the insurance companies that write the variable annuity contracts and variable life insurance policies; if these charges were included they would have reduced performance.

                                    (CHART)

                   BEST QUARTER                                         WORST QUARTER
                      20.79%                                               -14.24%
                 (MARCH 31, 1991)                                   (SEPTEMBER 30, 1998)

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE    PAST FIVE    PAST TEN
DECEMBER 31, 1998)                                                YEAR        YEARS       YEARS
-------------------------------------------------------------------------------------------------
Enterprise Managed Portfolio(1).............................       7.95%      20.11%      19.83%
S&P 500(2)..................................................      28.57%      24.06%      19.21%

---------------

(1) Inception date is August 1, 1988.
(2) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

Portfolio Manager  OpCap Advisors

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS'
                             INVESTMENTS AND RISKS

EQUITY, SECTOR, INCOME AND DOMESTIC HYBRID PORTFOLIOS' INVESTMENTS

     The table below shows the Equity, Sector, Income and Domestic Hybrid Portfolios' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Portfolio achieve its investment goal.

     Y = Types of securities in which a Portfolio invests.

                                                       EQUITY PORTFOLIOS
                                                                                         SMALL     SMALL
                                GROWTH &            EQUITY     CAPITAL      MULTI-CAP   COMPANY   COMPANY   INTERNATIONAL
                       GROWTH    INCOME    EQUITY   INCOME   APPRECIATION    GROWTH     GROWTH     VALUE       GROWTH
U.S. Stocks(1)           Y         Y         Y        Y           Y             Y          Y         Y
Foreign Stocks                                                                                                    Y
Bonds(2)

                                                INCOME
                        SECTOR PORTFOLIOS     PORTFOLIO      HYBRID PORTFOLIOS
                        GLOBAL
                       FINANCIAL              HIGH-YIELD
                       SERVICES    INTERNET      BOND       MANAGED     BALANCED
U.S. Stocks(1)             Y          Y                        Y           Y
Foreign Stocks             Y
Bonds(2)                                          Y            Y           Y

(1) Each Portfolio that invests in U.S. stocks may invest in large capitalization companies, medium capitalization companies and small capitalization companies. Large capitalization companies generally have market capitalizations of over $5 billion. Medium-sized capitalization companies generally have market capitalizations ranging from $1 billion to $5 billion. Small capitalization companies generally have market capitalizations of $1 billion or less. However, there may be some overlap among capitalization categories. The Growth, Growth & Income, Equity, Equity Income, Capital Appreciation, Balanced and Managed Portfolios intend to invest primarily in stocks of large capitalization companies. The Small Company Growth Portfolio and the Small Company Value Portfolio intend to invest primarily in the stocks of small capitalization issuers. The Multi-Cap Growth and Internet Funds intend to invest in large, medium and small capitalization companies.
(2) The High-Yield Bond Portfolio invests primarily in junk bonds, which are high-yielding, income producing corporate bonds, and investment grade corporate debt. To the extent that the Managed and Balanced Portfolios invest in bonds, they will normally invest in investment grade intermediate to long-term U.S. government and corporate debt. An investment grade debt security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Portfolio Manager). The two best known debt rating agencies are Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. "Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.

     Each Portfolio also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Portfolio will achieve its investment goal.

     The investments listed above and the investments and strategies described throughout this prospectus are those that a Portfolio may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal. In addition, active and frequent trading may have an effect on performance due to additional expenses.

YEAR 2000

     Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates (commonly known as the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. As part of its operational responsibilities, the Advisor has reviewed each of its internal systems and has obtained assessments from each service provider, including Portfolio Managers, of Year 2000 issues which could potentially impact services to the Portfolios. The Advisor is unaware of any Year 2000 issues which remain unresolved or have been identified as unresolvable. In addition, the Advisor has established a timetable to periodically re-evaluate systems to ensure that new issues or those which may not previously have been identified are addressed and resolved in an expeditious manner. The Advisor does not anticipate any material expenditures for monitoring Year 2000 issues. If the problem has not been fully addressed, however, the Portfolios could be negatively affected. The Year 2000 Issue could also have a negative impact on the companies or governmental agencies in which the Portfolios invest, which could hurt the Portfolios' investment returns, but at this time, the Advisor cannot predict the degree of impact on the Portfolios.

EURO CONVERSION

     Effective January 1, 1999, several European countries irrevocably fixed their existing national currencies to a new single European currency unit, the "euro." Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. The Advisor is aware of such potential problems and is coordinating efforts to prevent or alleviate their adverse impact on the Funds. There can be no assurance that the Funds will not suffer any adverse consequences as a result of the euro conversion.

                HIGHER RISK SECURITIES AND INVESTMENT PRACTICES

  This table shows each Portfolio's investment limitations as a percentage of portfolio assets. In each case the principal types of risk are described in the following chart. Numbers in this table show allowable usage only; for actual usage, consult the Portfolio's annual/semiannual reports.
  5 Percent of total assets (italic type)
  5 Percent of net assets (roman type)
  Y* No policy limitation on usage; fund may be using currently
  Y Permitted, but not typically used.                                                               GROWTH &          EQUITY
  N NOT PERMITTED                                                                            GROWTH   INCOME   EQUITY  Income
  CONVENTIONAL SECURITIES
  NON-INVESTMENT-GRADE SECURITIES.  Securities rated below Baa/BBB are considered junk bonds. Credit, market, interest rate, liquidity, valuation, information
  risks.                                                                                       Y        Y        Y       Y
  FOREIGN EQUITIES
  -  Stocks issued by foreign companies. Market, currency, information, natural
     event, political risks.                                                                   Y        Y        Y       Y
  -  American or European depository receipts, which are dollar-denominated securities typically issued by American or European banks and are based on ownership of securities issued by foreign companies. Market, currency,
     information, natural event, political risks.                                             20       20       20      20
  RESTRICTED AND ILLIQUID SECURITIES.  Securities not traded on the open market
  May include illiquid Rule 144A securities. Liquidity, valuation, market risks.              10       10       10      10
  INVESTMENT PRACTICES
  REPURCHASE AGREEMENTS.  The purchase of a security that must later be sold back
  to the seller at the same price plus interest. Credit risk.                                  5        5        5       5
  SECURITIES LENDING.  The lending of securities to financial institutions, which
  provide cash or government securities as collateral. Credit risk.                            N        N        N       N
  HEDGING.  Means of offsetting or neutralizing the price movement of an investment by making another investment the price of which should tend to move
  in the opposite direction from the original investment.                                      Y        Y        Y       Y
  SHORT SALES.  The selling of securities which have been borrowed on the expectation that the market price will drop. Hedged leverage, market,
  correlation, liquidity, opportunity risks.                                                   N        N        N       N
  SHORT-TERM TRADING.  Selling a security soon after purchase. A Portfolio engaging in short-term trading will have higher turnover, brokerage commissions and transaction expenses. Short-term trading may also have tax consequences, involving a possible increase the short-term capital gains or losses. Market
  risk.                                                                                        Y        Y        Y       Y
  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.  The purchase or sale of securities for delivery at a future date; market value may change before
  delivery. Market, opportunity, leverage risks.                                               5        5        5       5
  DERIVATIVE SECURITIES.  The Portfolios will not invest in derivatives except a hedge against changes in the values of the Portfolios' securities resulting
  from market conditions.                                                                      Y        Y        Y       Y
  FINANCIAL FUTURES AND OPTIONS; SECURITIES AND INDEX OPTIONS.  Contracts
  involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index.
  -  Futures and related options. Interest rate, currency, market, hedged or
     speculative leverage, correlation, liquidity, opportunity risks.                          Y        Y        Y       Y
  -  Puts and calls on securities and indices. Interest rate, currency, market,
     leverage, correlation, liquidity, credit, opportunity risks.                              5        5        5       5
  CURRENCY CONTRACTS.  Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.
  -  HEDGED.  Currency, hedged leverage, correlation, liquidity, opportunity
     risks.                                                                                    Y        Y        Y       Y
  -  SPECULATIVE.  Currency, speculative leverage, liquidity risks.                            N        N        N       N
  OTHER DERIVATIVES, INCLUDING PUTS, CALLS AND INTEREST RATE SWAPS. Interest
  rate, currency, market, leverage, correlation, liquidity, credit, opportunity
  risk.                                                                                        Y        Y        Y       Y


                               SMALL    SMALL                    GLOBAL
      CAPITAL     MULTI-CAP   COMPANY  COMPANY  INTERNATIONAL   FINANCIAL                                HIGH-YIELD
    APPRECIATION   GROWTH     GROWTH    VALUE      GROWTH       SERVICES    INTERNET  BALANCED  MANAGED     Bond
         Y            Y          Y        Y           Y             Y          Y         N         Y          Y*
         Y           20          Y        Y           Y*            Y*         Y         Y         Y          Y
        20            Y         20       20           Y*            Y*         Y         Y        20          N
        10           10         10       10          10            10         10        10        10         10
         5            5          5        5           5             5          5         5         5          5
         N            N          N        N           N             N          N         N         N          N
         Y            Y          Y        Y           Y             Y          N         N         Y          Y
         N            Y          N        N           N             N          N         N         N          N
         Y            Y          Y        Y           Y             Y          Y         Y         Y          Y
         5            5          5        5          20             5          Y         Y         5          5
         Y            Y          Y        Y           Y             Y*         Y         Y         Y          Y
         Y            Y          Y        Y           Y             Y          Y         Y         Y          Y
         5            Y          5        5          20             5          Y         Y         5         20
         Y            Y          Y        Y           Y*            Y*         Y         Y         Y          Y
         N            Y          N        N           N             N          N         N         N          N
         Y            Y          Y        Y           Y             Y          Y         Y         Y          Y

                                RISK TERMINOLOGY

     CORRELATION RISK: the risk that changes in the value of a hedging instrument will not match that of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

     CREDIT RISK: the risk that the issuer of a security, or the counter party to a contract, will default or otherwise become unable to honor a financial obligation.

     CURRENCY RISK: the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may increase any losses.

     INFORMATION RISK: the risk that key information about a security or market is inaccurate or unavailable.

     INTEREST RATE RISK: the risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically cause a fall in values, while a fall in rates typically causes a rise in values.

     LEVERAGE RISK: the risk associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

          Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that a Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

          Speculative. To the extent that a derivative is not used as a hedge, a Portfolio is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

     LIQUIDITY RISK: the risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on a Portfolio's management or performance.

     MARKET RISK: the risk that the market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

     NATURAL EVENT RISK: the risk of losses attributable to natural disasters, crop failures and similar events.

     OPPORTUNITY RISK: the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     POLITICAL RISK: the risk of losses attributable to government or political actions. Political risks range from changes in tax or trade statutes to governmental collapse and war.

     VALUATION RISK: the risk that a Portfolio has valued certain of its securities at a higher price than it can sell them for.

                              ACCOUNT INFORMATION

     Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (the "Contracts") of MONY Life Insurance Company ("MONY") and its affiliates. All shares of the Portfolios are currently owned by "Separate Accounts" of MONY and its affiliates. The Separate Accounts invest in shares of the Portfolios in accordance with the allocation instructions received from holders of the Contracts. You should be aware that the Contracts involve fees and expenses that are not described in this Prospectus, and that the Contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular Contract. MONY is under common control with, and therefore affiliated with Enterprise Capital Management, Inc., the investment advisor of the Portfolios. In the future, shares of the Portfolios may be sold to Separate Accounts and other eligible investors that are not affiliated entities of MONY. It is possible, although not presently anticipated, that a material conflict could arise between and among the various investors in the Portfolios. If such a conflict were to occur, one or more investors might withdraw their investments in the Portfolios. This might force one or more of the Portfolios to sell portfolio securities at disadvantageous prices. You will find information about purchasing a Contract in the Prospectus that offers such Contracts, which accompanies this Prospectus.

                        TRANSACTION AND ACCOUNT POLICIES

VALUATION OF SHARES

     The purchase or redemption price of a Portfolio share is its next determined net asset value per share. The net asset value per share is calculated separately for each Portfolio. Each Portfolio calculates a share's net asset value by dividing net assets of the Portfolio by the total number of outstanding shares of such Portfolio.

     The Portfolios calculate net asset value at the close of regular trading on each day the New York Stock Exchange is open. Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price.

     Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at fair value following procedures approved by the Trustees. The Portfolios may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. As a result, the value of the Portfolios' shares may change on days when you will not be able to purchase or redeem your shares.

     Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Trustees. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Trustees.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio will distribute substantially all of its net investment income and realized net capital gains, if any.

     Each Portfolio declares and pays distributions of capital gains, if any, at least once per calendar year. Each Portfolio declares and pays dividends of investment income according to the following schedule:

                DECLARED AND PAID AT LEAST ANNUALLY                                 DECLARED DAILY AND PAID MONTHLY
----------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                                                                   High-Yield Bond Portfolio
Growth and Income Portfolio
Equity Portfolio
Equity Income Portfolio
Capital Appreciation Portfolio
Multi-Cap Growth Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
International Growth Portfolio
Global Financial Services Portfolio
Internet Portfolio
Balanced Portfolio
Managed Portfolio

     Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the same Portfolio on which they were paid at net asset value. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions.

     Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes. For information concerning the federal income tax consequences to holders of the Contracts, see the accompanying Prospectus for the Contracts.

                              PORTFOLIO MANAGEMENT

THE INVESTMENT ADVISOR

     Enterprise Capital Management, Inc. serves as the investment advisor to each of the Portfolios. The Advisor selects Portfolio Managers for the Portfolios, subject to the approval of the Trustees of the Portfolios, and reviews each Portfolio Manager's continued performance. Evaluation Associates, Inc., which has had 26 years of experience in evaluating investment advisors for individuals and institutional investors, assists the Advisor in selecting Portfolio Managers. The Advisor also provides various administrative services.

     The Securities and Exchange Commission has issued an exemptive order that permits the Advisor to enter into or amend Agreements with Portfolio Managers without obtaining shareholder approval each time. The exemptive order permits the Advisor, with the Trustees' approval, to employ new Portfolio Managers for the Portfolios, change the terms of the Agreements with Portfolio Managers or enter into a new Agreement with a Portfolio Manager. Shareholders of a Portfolio have the right to terminate an Agreement with a Portfolio Manager at any time by a vote of the majority of the outstanding voting securities of such Portfolio. The Portfolio will notify shareholders of any Portfolio Manager changes or other material amendments to the Agreements with Portfolio Managers that occur under these arrangements.

     The Advisor, which was incorporated in 1986, also serves as investment advisor to The Enterprise Group of Funds, Inc. which had assets of $3.34 billion as of March 31, 1999. Performance of the funds of The Enterprise Group of Funds, Inc. that are similar to the Portfolios may differ from those of the Portfolios due to a number of factors including the size of such Portfolios, investment cash flows and redemptions. The Advisor's address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

     The following table sets forth the fee paid to the Advisor for the fiscal year ended December 31, 1998 by each Portfolio. The Advisor in turn compensated each Portfolio Manager at no additional cost to the Portfolio. However, because the Multi-Cap Growth, Internet and Balanced Portfolios are new and were not in existence on December 31, 1998, the fees reflected in the table below reflect the fees that will be paid to the Advisor for the fiscal year ending December 31, 1999.

                                                              FEE (AS A PERCENTAGE OF
                                                                 AVERAGE DAILY NET
NAME OF PORTFOLIO                                                     ASSETS)
-------------------------------------------------------------------------------------
Growth Portfolio............................................          0.75%
Growth and Income Portfolio.................................          0.75%
Equity Portfolio............................................          0.78%
Equity Income Portfolio.....................................          0.75%
Capital Appreciation Portfolio..............................          0.75%
Multi-Cap Growth Portfolio..................................          1.00%
Small Company Growth Portfolio..............................          1.00%
Small Company Value Portfolio...............................          0.80%
International Growth Portfolio..............................          0.85%
Global Financial Services Portfolio.........................          0.85%
Internet Portfolio..........................................          1.00%
High-Yield Bond Portfolio...................................          0.60%
Balanced Portfolio..........................................          0.75%
Managed Portfolio...........................................          0.72%

THE PORTFOLIO MANAGERS

     The following chart sets forth certain information about each of the Portfolio Managers. The Portfolio Managers are responsible for the day-to-day management of the Portfolios. The Portfolio Managers typically manage assets for institutional investors and high net worth individuals. Collectively, the Portfolio Managers manage assets in excess of $250 billion for all clients, including Enterprise Accumulation Trust.

  NAME OF PORTFOLIO AND NAME            THE PORTFOLIO MANAGER'S
  AND ADDRESS OF PORTFOLIO MANAGER            EXPERIENCE                   PORTFOLIO MANAGERS
  Growth Portfolio                  Montag & Caldwell and its        Ronald E. Canakaris, President
                                    predecessors have been engaged   and Chief Investment Officer of
  Montag & Caldwell, Inc.           in the business of providing     Montag & Caldwell, is
  ("Montag & Caldwell")             investment counseling to         responsible for the day-to-day
  3455 Peachtree Road, N.E.         individuals and institutions     investment management of the
  Suite 1200                        since 1945. Total assets under   Growth Portfolio and has more
  Atlanta, Georgia 30326-3248       management for all clients       than 30 years' experience in
                                    approximated $30.2 billion as    the investment industry. He has
                                    of March 31, 1999. Usual         been President of Montag &
                                    investment minimum is $40        Caldwell for more than 15
                                    million.                         years.
  Growth and Income Portfolio       RSI has been providing           James P. Coughlin, President
                                    investment advisory services     and Chief Investment Officer of
  Retirement System Investors Inc.  since 1989. Total assets under   RSI, is responsible for the
  ("RSI")                           management for RSI were $648     day-to-day management of the
  317 Madison Avenue                million as of March 31, 1999.    Portfolio and has more than 30
  New York, New York 10017                                           years' experience in the
                                                                     investment industry. He has
                                                                     served as President and Chief
                                                                     Investment Officer of RSI since
                                                                     1989.
  Equity Portfolio                  OpCap has provided investment    Eileen Rominger, Managing
                                    advisory services since 1984.    Director of Oppenheimer
  OpCap Advisors ("OpCap")          OpCap had approximately $60      Capital, is responsible for the
  One World Financial Center        billion under management as of   day-to-day management of the
  New York, New York 10281          March 31, 1999. Usual            Fund. Ms. Rominger has more
                                    investment minimum is $20        than 20 years' experience in
                                    million.                         the investment industry and has
                                                                     been Managing Director of
                                                                     Oppenheimer Capital since 1994.
                                                                     She previously served as Senior
                                                                     Vice President from 1986 to
                                                                     1994.
  Equity Income Portfolio           1740 Advisers has provided       John V. Rock, President and
                                    investment advisory services     Director of 1740 Advisers, is
  1740 Advisers, Inc.               since 1971. 1740 Advisers is an  responsible for the day-to-day
  ("1740 Advisers")                 affiliate of the Advisor. Total  investment management of the
  1740 Broadway                     assets under management for      Portfolio and has more than 35
  New York, New York 10019          1740 Advisers as of March 31,    years' experience in the
                                    1999, were approximately $1.9    investment industry. He has
                                    billion. Usual investment        served as President of 1740
                                    minimum is $20 million.          Advisers since 1974.

  NAME OF PORTFOLIO AND NAME            THE PORTFOLIO MANAGER'S
  AND ADDRESS OF PORTFOLIO MANAGER            EXPERIENCE                   PORTFOLIO MANAGERS
  Capital Appreciation Portfolio    PIC traces its origins to an     Jeffrey J. Miller, Managing
                                    investment partnership formed    Director of PIC, and is
  Provident Investment Counsel,     in 1951. As of March 31, 1999,   responsible for the day-to-day
  Inc. ("PIC")                      total assets under management    management of the Portfolio. He
  300 North Lake Avenue             for all clients were $17.6       has more than 25 years'
  Pasadena, California 91101        billion. Usual investment        experience in the investment
                                    minimum is $5 million.           industry. He has been Managing
                                                                     Director of PIC since 1972.
  Multi-Cap Growth Portfolio        Alger has been an investment     David Alger is the individual
                                    adviser since 1964. As of March  responsible for the day-to-day
  Fred Alger Management, Inc.       31, 1999, total assets under     management of the Portfolio.
  ("Alger")                         management for all clients were  Mr. Alger has been employed by
  1 World Trade Center              approximately $11 billion.       Alger as Executive Vice
  Suite 9333                        Usual investment minimum is $2   President and Director of
  New York, NY 10048                million.                         Research since 1971 and as
                                                                     President since 1995. He has
                                                                     more than 30 years experience
                                                                     in the investment industry.
  Small Company Growth Portfolio    Witter has provided investment   William D. Witter, President of
                                    advisory services since 1977.    Witter, and Paul B. Phillips,
  William D. Witter, Inc.           As of March 31, 1999 total       Managing Director of Witter,
  ("Witter")                        assets under management for all  are responsible for the
  One Citicorp Center               clients were $975 million.       day-to-day management of the
  153 East 53rd Street              Usual investment minimum is $1   Portfolio. They have more than
  New York, New York 10022          million.                         80 years' combined experience
                                                                     in the investment industry. Mr.
                                                                     Witter and Mr. Phillips have
                                                                     been employed in their present
                                                                     positions by Witter since 1977
                                                                     and 1996, respectively. Mr.
                                                                     Phillips previously served as
                                                                     Senior Portfolio Manager at
                                                                     Bankers Trust Company from 1986
                                                                     to 1995.
  Small Company Value Portfolio     Gabelli's predecessor, Gabelli   Mario J. Gabelli has served as
                                    & Company, Inc., was founded in  chief investment officer of
  Gabelli Asset Management          1977. As of March 31, 1999       Gabelli since its inception in
  Company                           total assets under management    1977 and is responsible for the
  (GAMCO Investors, Inc.)           for all clients were $7.57       day-to-day management of the
  One Corporate Center              billion. Usual investment        Portfolio. He has more than 28
  Rye, New York 10580               minimum is $500,000.             years' experience in the
                                                                     investment industry.
  International Growth Portfolio    Vontobel has provided            Fabrizio Pierallini, Senior
                                    investment counseling since      Vice President and Managing
  Vontobel USA Inc. ("Vontobel")    1984. Vontobel's assets under    Director of Vontobel
  450 Park Avenue                   management for all clients were  International Investments is
  New York, New York 10022          $1.86 billion as of March 31,    responsible for the day-to-day
                                    1999. Usual investment minimum   management of the Portfolio.
                                    is $10 million.                  Mr. Pierallini has been
                                                                     employed by Vontobel since
                                                                     1994. He previously served as
                                                                     assistant director/portfolio
                                                                     manager for the Swiss Bank and
                                                                     has more than 18 years
                                                                     experience in the investment
                                                                     industry.

  NAME OF PORTFOLIO AND NAME            THE PORTFOLIO MANAGER'S
  AND ADDRESS OF PORTFOLIO MANAGER            EXPERIENCE                   PORTFOLIO MANAGERS
  Global Financial Services         Sanford Bernstein was            The day-to-day management of
  Portfolio                         established in 1967 and as of    this Portfolio is performed by
                                    March 31, 1999 had $77.1         Sanford Bernstein's
  Sanford C. Bernstein & Co., Inc.  billion in assets under          International Policy Group,
  ("Sanford Bernstein")             management. Usual investment     which is chaired by Andrew S.
  767 Fifth Avenue                  minimum is $5 million.           Adelson, who has more than 20
  New York, New York 10153-0185                                      years' experience in the
                                                                     investment industry. He joined
                                                                     Sanford Bernstein in 1980 and
                                                                     has served as Chief Investment
                                                                     Officer of International
                                                                     Investment Services since 1990.
  Internet Portfolio                Alger has been an investment     David Alger is responsible for
                                    adviser since 1964, and managed  the day-to-day management of
  Alger                             investments of approximately     the Portfolio. Mr. Alger has
  1 World Trade Center              $11 billion at March 31, 1999.   been employed as Executive Vice
  Suite 9333                        Usual investment minimum is $2   President and Director of
  New York, NY 10048                million.                         Research at Alger since 1971
                                                                     and as President since 1995. He
                                                                     has more than 30 years
                                                                     experience in the investment
                                                                     industry.
  High-Yield Bond Portfolio         Caywood-Scholl has provided      James Caywood, Managing
                                    investment advice with respect   Director and Chief Investment
  Caywood-Scholl Capital            to high-yield, low grade fixed   Officer of Caywood-Scholl, is
  Management ("Caywood-Scholl")     income instruments since 1986.   responsible for the day-to-day
  4350 Executive Drive, Suite 125   As of March 31, 1999 assets      management of the Portfolio. He
  San Diego, California 92121       under management for all         has more than 30 years'
                                    clients approximated $1.01       investment industry experience.
                                    billion. Usual investment        He joined Caywood-Scholl in
                                    minimum is $1 million.           1986 as Managing Director and
                                                                     Chief Investment Officer and
                                                                     has held those positions since
                                                                     1986.
  Balanced Portfolio                Montag & Caldwell and its        Ronald E. Canakaris, President
                                    predecessors have been engaged   and Chief Investment Officer of
  Montag & Caldwell                 in the business of providing     Montag & Caldwell and Helen M.
  3455 Peachtree Road, N.E.         investment counseling to         Donahue, Assistant Vice
  Suite 1200                        individuals and institutions     President, are responsible for
  Atlanta, Georgia 30326-3248       since 1945. Total assets under   the day-to-day investment
                                    management for all clients       management of the Balanced
                                    approximated $30.2 billion as    Portfolio. They have more than
                                    of March 31, 1999. Usual         36 years' combined experience
                                    investment minimum is $40        in the investment industry. Mr.
                                    million.                         Canakaris has been President of
                                                                     Montag & Caldwell for more than
                                                                     15 years. Ms. Donahue has
                                                                     served as Assistant Vice
                                                                     President since 1993.
  Managed Portfolio                 OpCap Advisors has been          Richard J. Glasebrook II,
                                    providing investment advisory    Managing Director of
  OpCap Advisors                    services since 1987. As of       Oppenheimer Capital is
  One World Financial Center        March 31, 1999, Oppenheimer      responsible for the day-to-day
  New York, New York 10281          Capital and its affiliates have  management of the Portfolio. He
                                    over $60 billion under           has more than 25 years'
                                    management. Its usual            investment industry experience.
                                    investment minimum is $20        Mr. Glasebrook has served as
                                    million.                         Managing Director of
                                                                     Oppenheimer Capital since 1994
                                                                     and prior to that served as
                                                                     Senior Vice President.

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED)

     The following financial highlights have been audited by PricewaterhouseCoopers LLP, independent auditors. The financial highlights are derived from the Portfolio's financial statements. The Portfolio's financial statements and the independent auditor's report thereon are incorporated by reference into the Statement of Additional Information and may be obtained without charge by calling the Portfolio at 800-368-3527.

                                                            YEAR ENDED DECEMBER 31,
ENTERPRISE ACCUMULATION                    ---------------------------------------------------------
TRUST EQUITY PORTFOLIO                       1998        1997         1996         1995       1994
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....  $  35.09    $  28.86     $  23.35     $  18.14    $ 17.95
                                           ---------------------------------------------------------
Net Investment Income (Loss).............      0.46        0.30         0.37         0.33       0.28
Net Realized and Unrealized Gain (Loss)
 on Investments..........................      3.00        7.13         5.52         6.38       0.41
                                           ---------------------------------------------------------
Total from Investment Operations.........      3.46        7.43         5.89         6.71       0.69
                                           ---------------------------------------------------------
Dividends from Net Investment Income.....     (0.37)      (0.32)       (0.09)       (0.49)     (0.18)
Distributions from Net Capital Gains.....     (1.36)      (0.88)       (0.29)       (1.01)     (0.32)
                                           ---------------------------------------------------------
Total Distributions......................     (1.73)      (1.20)       (0.38)       (1.50)     (0.50)
                                           ---------------------------------------------------------
Net Asset Value, End of Period...........  $  36.82    $  35.09     $  28.86     $  23.35    $ 18.14
                                           ---------------------------------------------------------
Total Return.............................      9.90%      25.76%       25.22%       38.44%      3.87%
Net Assets End of Period (In
 Thousands)..............................  $621,338    $517,803     $314,907     $167,963    $88,583
Ratio of Expenses to Average Net
 Assets..................................      0.83%       0.84%        0.81%        0.69%      0.67%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers).....................      0.83%       0.84%        0.81%        0.72%      0.69%
Ratio of Net Investment Income (Loss) to
 Average Net Assets......................      1.42%       1.42%        1.94%        1.94%      1.81%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Waivers)................................      1.42%       1.42%        1.94%        1.91%      1.79%
Portfolio Turnover.......................        30%         17%          30%          29%        38%

                                                         YEAR ENDED DECEMBER 31,
ENTERPRISE ACCUMULATION TRUST            --------------------------------------------------------
SMALL COMPANY VALUE PORTFOLIO              1998        1997        1996        1995        1994
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...  $  26.70    $  20.22    $  18.48    $  17.56    $  18.62
                                         --------------------------------------------------------
Net Investment Income (Loss)(C)........      0.16        0.05        0.25        0.32        0.19
Net Realized and Unrealized Gain (Loss)
 on Investments........................      2.33        8.91        1.82        1.75       (0.16)
                                         --------------------------------------------------------
Total from Investment Operations.......      2.49        8.96        2.07        2.07        0.03
                                         --------------------------------------------------------
Dividends from Net Investment Income...     (0.08)      (0.15)      (0.12)      (0.40)      (0.10)
Distributions from Net Capital Gains...     (1.75)      (2.33)      (0.21)      (0.75)      (0.99)
                                         --------------------------------------------------------
Total Distributions....................     (1.83)      (2.48)      (0.33)      (1.15)      (1.09)
                                         --------------------------------------------------------
Net Asset Value, End of Period.........  $  27.36    $  26.70    $  20.22    $  18.48    $  17.56
                                         --------------------------------------------------------
Total Return...........................      9.61%      44.32%      11.21%      12.28%       0.02%
Net Assets End of Period (in
 Thousands)............................  $406,801    $365,266    $192,704    $166,061    $144,880
Ratio of Expenses to Average Net
 Assets................................      0.85%       0.86%       0.84%       0.69%       0.66%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)...................      0.85%       0.86%       0.84%       0.72%       0.67%
Ratio of Net Investment Income (Loss)
 to Average Net Assets.................      0.56%       0.21%       1.35%       1.86%       1.30%
Ratio of Net Investment Income (Loss)
 to Average Net Assets (Excluding
 Waivers)..............................      0.56%       0.21%       1.35%       1.83%       1.29%
Portfolio Turnover.....................        37%         58%        137%         70%         58%

A Annualized
B Not annualized
C For 1997, this calculation was based on average monthly shares outstanding.

                                                                                  YEAR ENDED DECEMBER 31,
ENTERPRISE ACCUMULATION                                       ----------------------------------------------------------------
TRUST MANAGED PORTFOLIO                                          1998          1997          1996          1995         1994
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................  $    40.78    $    34.31    $    28.06    $    20.82    $  21.35
                                                              ----------------------------------------------------------------
Net Investment Income (Loss)................................        0.71          0.35          0.59          0.40        0.40
Net Realized and Unrealized Gain (Loss) on Investments......        2.53          8.06          5.99          8.97        0.15
                                                              ----------------------------------------------------------------
Total from Investment Operations............................        3.24          8.41          6.58          9.37        0.55
                                                              ----------------------------------------------------------------
Dividends from Net Investment Income........................       (0.43)        (0.55)        (0.06)        (0.75)      (0.46)
Distributions from Net Capital Gain.........................       (3.03)        (1.39)        (0.27)        (1.38)      (0.62)
                                                              ----------------------------------------------------------------
Total Distributions.........................................       (3.46)        (1.94)        (0.33)        (2.13)      (1.08)
                                                              ----------------------------------------------------------------
Net Asset Value, End of Period..............................  $    40.56    $    40.78    $    34.31    $    28.06    $  20.82
                                                              ----------------------------------------------------------------
Total Return................................................        7.95%        24.50%        23.47%        46.89%       2.57%
Net Assets End of Period (in Thousands).....................  $2,739,305    $2,672,932    $1,935,343    $1,264,718    $689,252
Ratio of Expenses to Average Net Assets.....................        0.76%         0.76%         0.74%         0.67%       0.64%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................        0.76%         0.76%         0.74%         0.67%       0.64%
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................        1.66%         1.14%         2.16%         1.80%       2.23%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................        1.66%         1.14%         2.16%         1.80%       2.23%
Portfolio Turnover..........................................          46%           32%           29%           31%         33%

                                                                     YEAR ENDED DECEMBER 31,               PERIOD OF
ENTERPRISE ACCUMULATION TRUST                                 -------------------------------------   NOVEMBER 18, 1994 -
INTERNATIONAL GROWTH PORTFOLIO                                 1998      1997      1996      1995      DECEMBER 31, 1994
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................  $  6.18   $  6.05   $  5.39   $  4.96         $ 5.00
                                                              -----------------------------------------------------------
Net Investment Income (Loss)................................     0.06      0.06      0.05      0.04             --
Net Realized and Unrealized Gain (Loss) on Investments......     0.84      0.26      0.63      0.67          (0.04)
                                                              -----------------------------------------------------------
Total from Investment Operations............................     0.90      0.32      0.68      0.71          (0.04)
                                                              -----------------------------------------------------------
Dividends from Net Investment Income........................    (0.07)    (0.04)       --     (0.04)            --
Distributions from Net Capital Gains........................    (0.27)    (0.15)    (0.02)    (0.24)            --
                                                              -----------------------------------------------------------
Total Distributions.........................................    (0.34)    (0.19)    (0.02)    (0.28)            --
                                                              -----------------------------------------------------------
Net Asset Value, End of Period..............................  $  6.74   $  6.18   $  6.05   $  5.39         $ 4.96
                                                              -----------------------------------------------------------
Total Return................................................    14.83%     5.26%    12.65%    14.64%         (0.80)%(B)
Net Assets End of Period (in Thousands).....................  $91,794   $78,148   $52,768   $18,598         $3,247
Ratio of Expenses to Average Net Assets.....................     1.22%     1.19%     1.38%     1.55%          1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................     1.22%     1.19%     1.38%     2.21%          8.85%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................     1.04%     1.34%     1.32%     1.17%          0.80%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................     1.04%     1.34%     1.32%     0.51%         (6.34)%(A)
Portfolio Turnover..........................................       55%       28%       21%       27%             0%

A Annualized
B Not annualized

                                                                 YEARS ENDED DECEMBER 31,               PERIOD OF
ENTERPRISE ACCUMULATION TRUST HIGH-YIELD BOND             --------------------------------------   NOVEMBER 18, 1994 -
PORTFOLIO                                                   1998      1997      1996      1995      DECEMBER 31, 1994
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................   $   5.71   $  5.51   $  5.31   $  4.98         $  5.00
                                                          ------------------------------------------------------------
Net Investment Income (Loss)...........................       0.46      0.51      0.45      0.45            0.04
Net Realized and Unrealized Gain (Loss) on
 Investments...........................................      (0.26)     0.20      0.21      0.35           (0.01)
                                                          ------------------------------------------------------------
Total from Investment Operations.......................       0.20      0.71      0.66      0.80            0.03
                                                          ------------------------------------------------------------
Dividends from Net Investment Income...................      (0.46)    (0.51)    (0.45)    (0.45)          (0.05)
Distributions from Net Capital Gains...................      (0.08)       --     (0.01)    (0.02)             --
                                                          ------------------------------------------------------------
Total Distributions....................................      (0.54)    (0.51)    (0.46)    (0.47)          (0.05)
                                                          ------------------------------------------------------------
Net Asset Value, End of Period.........................   $   5.37   $  5.71   $  5.51   $  5.31         $  4.98
                                                          ------------------------------------------------------------
Total Return...........................................       3.60%    13.38%    12.93%    16.59%           0.50%(B)
Net Assets End of Period (In Thousands)................   $101,865   $68,364   $34,411   $15,223         $ 1,421
Ratio of Expenses to Average Net Assets................       0.72%     0.77%     0.85%     0.85%           0.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..............................................       0.72%     0.77%     0.94%     1.59%           7.80%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................       8.19%     8.47%     8.57%     8.51%           7.84%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)............................       8.19%     8.47%     8.48%     7.77%           0.80%(A)
Portfolio Turnover.....................................        109%      175%      175%      115%              0%

                                                                   PERIOD OF
                                                              DECEMBER 1, 1998 -
ENTERPRISE ACCUMULATION TRUST GROWTH PORTFOLIO                 DECEMBER 31, 1998
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................        $  5.00
Income from Investment Operations:
Net Investment Income (Loss)................................             --
Net Realized and Unrealized Gain (Loss) on Investments......           0.27
                                                                    -------
Total from Investment Operations............................           0.27
                                                                    -------
Less Dividends and Distributions:
Dividends from Net Investment Income........................             --
Distributions to Shareholders from Net Capital Gains........             --
                                                                    -------
Total Dividends and Distributions...........................             --
                                                                    -------
Net Asset Value, End of Period..............................        $  5.27
                                                                    -------
Total Return................................................           5.40%(B)
Net Assets End of Period (In Thousands).....................        $ 1,943
Ratio of Net Operating Expenses to Average Net Assets.......           1.15%(A)
Ratio of Net Operating Expenses to Average Net Assets
 (Excluding Waivers)........................................          25.33%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................          (0.25)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................         (24.43)%(A)
Portfolio Turnover..........................................              1%

                                                                   PERIOD OF
                                                              DECEMBER 1, 1998 -
ENTERPRISE ACCUMULATION TRUST GROWTH AND INCOME PORTFOLIO      DECEMBER 31, 1998
---------------------------------------------------------------------------------

Net Asset Value, Beginning of Period........................        $  5.00
Income from Investment Operations:
Net Investment Income (Loss)................................             --
Net Realized and Unrealized Gain (Loss) on Investments......           0.11
                                                                    -------
Total from Investment Operations............................           0.11
                                                                    -------
Less Dividends and Distributions:
Dividends from Net Investment Income........................             --
Distributions to Shareholders from Net Capital Gains........             --
                                                                    -------
Total Dividends and Distributions...........................             --
                                                                    -------
Net Asset Value, End of Period..............................        $  5.11
                                                                    -------
Total Return................................................           2.20%(B)
Net Assets End of Period (In Thousands).....................        $   537
Ratio of Net Operating Expenses to Average Net Assets.......           1.05%(A)
Ratio of Net Operating Expenses to Average Net Assets
 (Excluding Waivers)........................................          60.68%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................          (0.45)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................         (60.08)%(A)
Portfolio Turnover..........................................              9%

A Annualized
B Not annualized

                                                                  PERIOD OF
                                                              DECEMBER 1, 1998-
ENTERPRISE ACCUMULATION TRUST EQUITY INCOME PORTFOLIO         DECEMBER 31, 1998
-------------------------------------------------------    -----------------------
Net Asset Value, Beginning of Period...................            $  5.00
Income from Investment Operations:
Net Investment Income (Loss)...........................                 --
Net Realized and Unrealized Gain (Loss) on
 Investments...........................................               0.09
                                                                   -------
Total From Investment Operations.......................               0.09
                                                                   -------
Less Dividends and Distributions:
Dividends from Net Investment Income...................                 --
Distributions to Shareholders from Net Capital Gains...                 --
                                                                   -------
Total Dividends and Distributions......................                 --
                                                                   -------
Net Asset Value, End of Period.........................            $  5.09
                                                                   -------
Total Return...........................................               1.80%(B)
Net Assets End of Period (In Thousands)................            $   465
Ratio of Net Operating Expenses to Average Net
 Assets................................................               1.05%(A)
Ratio of Net Operating Expenses to Average Net Assets
 (Excluding Waivers)...................................              66.67%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................               0.54%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)............................             (65.07)%(A)
Portfolio Turnover.....................................                  0%

                                                                  PERIOD OF
ENTERPRISE ACCUMULATION TRUST CAPITAL APPRECIATION            DECEMBER 1, 1998-
PORTFOLIO                                                     DECEMBER 31, 1998
-------------------------------------------------------    -----------------------
Net Asset Value, Beginning of Period...................            $  5.00
Income from Investment Operations:
Net Investment Income (Loss)...........................                 --
Net Realized and Unrealized Gain (Loss) on
 Investments...........................................               0.57
                                                                   -------
Total from Investment Operations.......................               0.57
                                                                   -------
Less Dividends and Distributions:
Dividends from Net Investment Income...................                 --
Distributions to Shareholders from Net Capital Gains...                 --
                                                                   -------
Total Dividends and Distributions......................                 --
                                                                   -------
Net Asset Value, End of Period.........................            $  5.57
                                                                   -------
Total Return...........................................              11.40%(B)
Net Assets End of Period (In Thousands)................            $   511
Ratio of Net Operating Expenses to Average Net
 Assets................................................               1.30%(A)
Ratio of Net Operating Expenses to Average Net Assets
 (Excluding Waivers)...................................              63.71%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................              (0.95)%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)............................             (63.36)%(A)
Portfolio Turnover.....................................                  1%

                                                                  PERIOD OF
ENTERPRISE ACCUMULATION TRUST SMALL COMPANY GROWTH            DECEMBER 1, 1998-
PORTFOLIO                                                     DECEMBER 31, 1998
-------------------------------------------------------    -----------------------
Net Asset Value, Beginning of Period...................            $  5.00
Income from Investment Operations:
Net Investment Income (Loss)...........................                 --
Net Realized and Unrealized Gain (Loss) on
 Investments...........................................               0.46
                                                                   -------
Total from Investment Operations.......................               0.46
                                                                   -------
Less Dividends and Distributions:
Dividends from Net Investment Income...................                 --
Distributions to Shareholders From Net Capital Gains...                 --
                                                                   -------
Total Dividends and Distributions......................                 --
                                                                   -------
Net Asset Value, End of Period.........................            $  5.46
                                                                   -------
Total Return...........................................               9.20%(B)
Net Assets End of Period (In Thousands)................            $   469
Ratio of Net Operating Expenses to Average Net
 Assets................................................               1.40%(A)
Ratio of Net Operating Expenses to Average Net Assets
 (Excluding Waivers)...................................              60.67%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................              (1.26)%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)............................             (60.54)%(A)
Portfolio Turnover.....................................                  4%

A Annualized
B Not annualized

                              FOR MORE INFORMATION

     The following documents contain more information about the Portfolios and are available free of charge upon request:

         Annual/Semi-annual Reports.   Contain financial statements, performance
     data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance during the last fiscal year.

         Statement of Additional Information (SAI).   Contains additional
     information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

     You may obtain copies of these documents or ask questions about the Portfolios by contacting:

              MONY Life Insurance Company of New York
              Mail Drop 9-34
              1740 Broadway
              New York, New York 10019
              1-800-487-6669

     Inquiries concerning management and investment policies of the Portfolios should be directed to:

              Enterprise Capital Management, Inc.
              Atlanta Financial Center
              3343 Peachtree Road, Suite 450
              Atlanta, GA 30326
              1-800-432-4320

     Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

     You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
File No. 811-05543

                          ENTERPRISE ACCUMULATION TRUST

                            Atlanta Financial Center
                         3343 Peachtree Road, Suite 450
                           Atlanta, Georgia 30326-1022
                                 1-800-432-4320

                       STATEMENT OF ADDITIONAL INFORMATION

EQUITY PORTFOLIOS:

         Growth Portfolio
         Growth and Income Portfolio
         Equity Portfolio
         Equity Income Portfolio
         Capital Appreciation Portfolio
         Multi-Cap Growth Portfolio
         Small Company Growth Portfolio
         Small Company Value Portfolio
         International Growth Portfolio

SECTOR PORTFOLIOS:

         Global Financial Services Portfolio
         Internet Portfolio

INCOME PORTFOLIO:

         High-Yield Bond Portfolio

DOMESTIC HYBRID PORTFOLIOS:


         Balanced Portfolio
         Managed Portfolio


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Enterprise Accumulation Trust (the "Trust") dated July 15, 1999, which has been filed with the Securities and Exchange Commission. The Trust sells shares to variable accounts and MONY Life Insurance Company of America ("MONY America") ("Variable Accounts") that were established to fund certain Flexible Payment Variable Annuity and Life Insurance contracts (the "Contracts). Holders of the Contracts ("Contractholders") can obtain copies of the Trust's Prospectus by writing to MONY, Mail Drop 9-34, 1740 Broadway, New York, NY 10019 or by calling MONY at 1-800-487-6669.


         The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.


         The date of this Statement of Additional Information is July 15, 1999.

                                 TABLE OF CONTENTS

                                                                                           Page No.
                                                                                           --------
General Information and History................................................................1

Investment Objectives and Policies.............................................................1
         Equity Portfolios.....................................................................1
         Sector Portfolios.....................................................................
         Income Portfolio......................................................................7
         Domestic Hybrid Portfolios............................................................8

Certain Investment Securities, Techniques and Associated Risks.................................8
         Short Term Investments................................................................9
         Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities.....9
         Information on Time Deposits and Variable Rate Notes..................................9
         Insured Bank Obligations.............................................................10
         High-Yield Securities................................................................10
         REITs    ............................................................................12
         Hedging Transactions.................................................................12
         Certain Securities...................................................................12
         Foreign Currency Values and Transactions.............................................15
         Certain Other Securities.............................................................16
         Forward Commitments..................................................................18
         Temporary Defensive Tactics..........................................................18

Investment Restrictions.......................................................................18

Portfolio Turnover............................................................................21

Management of the Trust.......................................................................21

Investment Advisory and Other Services........................................................25
         Investment Advisory Agreement........................................................25
         Fund Manager Arrangements............................................................27

Purchase, Redemption and Pricing of Securities Being Offered..................................30
         Purchase of Shares...................................................................30
         Redemption of Shares.................................................................30
         Determination of Net Asset Value.....................................................32

Portfolio Transactions and Brokerage..........................................................32

Performance Comparisons.......................................................................35

Dividends, Distributions and Taxes............................................................38

Additional Information........................................................................39

Custodian, Transfer and Dividend Disbursing Agent.............................................41

Independent Accountants.......................................................................41

Financial Statements..........................................................................41

Appendix A....................................................................................42

Appendix B....................................................................................44

                         GENERAL INFORMATION AND HISTORY

         The Trust was organized as a Massachusetts business trust under the name Quest for Value Accumulation Trust on March 2, 1988, and is registered with the Securities and Exchange Commission (the "SEC") as an open-end diversified management investment company. On September 16, 1994, it changed its name to Enterprise Accumulation Trust. The Trust's common stock is divided into fourteen classes, each of which representing shares of a separate portfolio (each a "Portfolio," and collectively, the Portfolios).

                       INVESTMENT OBJECTIVES AND POLICIES

         The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus. The investment objectives of each Portfolio are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of that Portfolio. The investment policies of the Trust are not fundamental and may be changed without contractholder approval.

Equity and Sector Portfolios

         Under normal market conditions, at least 65% of the total assets of the nine Equity Portfolios and two Sector Portfolios will be invested in common equity securities. The remainder of the Equity Portfolios' and Sector Portfolios' assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, convertible bonds, convertible preferred stock, preferred stock, corporate bonds, U.S. Treasury, notes and bonds, American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), rights and warrants.


         The Growth, Growth and Income, Equity, Equity Income, Capital Appreciation, Multi-Cap Growth, Global Financial Services, Small Company Growth, Small Company Value and Internet Portfolios invest in securities that are traded on national securities exchanges and in the over-the-counter market. Each of these Portfolios, except the Global Financial Services Portfolio, may invest up to 20% of its total assets in foreign securities provided they are listed on a domestic or foreign securities exchange or are represented by ADRs or EDRs. The Global Financial Services Portfolio may invest over 50% of its total assets in foreign securities. No Portfolio may invest more than 10% of its total assets in illiquid, including restricted, securities. As noted below, the International Growth Portfolio invests principally in the securities of foreign issuers listed on recognized foreign exchanges, but may also invest in securities traded on the over-the-counter market.


         Growth Portfolio. The objective of the Growth Portfolio is appreciation of capital primarily through investments in common stocks. The Portfolio's common stock selection emphasizes those companies having growth characteristics, but the Portfolio's investment policy recognizes that securities of other companies may be attractive for capital appreciation purposes by virtue of special developments or depression in price believed to be temporary. The potential for appreciation of capital is the basis for investment decisions; any income is incidental.

         Growth and Income Portfolio. The objective of the Growth and Income Portfolio is total return through capital appreciation with income as a secondary consideration. The Portfolio will invest in securities of companies which the Portfolio Manager believes to be financially sound and will consider such factors as the sales, growth and profitability prospects for the economic sector and markets in which the company operates and for the services or products it provides; the financial condition of the company; its ability to meet its liabilities and to provide income in the form of dividends; the prevailing price of the security; how that price compares to historical price levels of the security to current price levels in the general market, and to the prices of competing companies; projected earnings estimates and earnings growth rate of the company, and the relation of those figures to the current price. The securities held in the Growth and Income Portfolio will generally reflect the price volatility of the broad equity market (i.e., the S&P 500 Composite Stock Price Index).

         Equity Portfolio. The investment objective of the Equity Portfolio is long-term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Portfolio Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Portfolio Manager's intention to invest in securities of companies which in the Portfolio Manager's opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time to time. Under normal circumstances at least 65% of the Portfolio's total assets will be invested in equity securities. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange ("NYSE"). In addition, it may also purchase securities listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by ADRs or EDRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

         Equity Income Portfolio. The objective of the Equity Income Portfolio is a combination of growth and income to achieve an above-average and consistent total return, primarily from investments in dividend-paying common stocks. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing equity securities.

         The Portfolio's principal criterion in stock selection is above-average yield, and it uses this criterion to enhance stability and reduce market risk. Subject to this primary criterion, the Portfolio invests in stocks that have relatively low price to earnings ratios or relatively low price to book value ratios.

         Capital Appreciation Portfolio. The objective of the Capital Appreciation Portfolio is maximum capital appreciation, primarily through investments in common stocks of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics.


         The Portfolio invests primarily in common stocks of companies which meet the Portfolio Manager's criteria of: (a) steadily increasing earnings; and
(b) a three-year average performance record of sales, earnings, dividend growth, pretax margins, return on equity and reinvestment rate at an aggregate average of 1.5 times the average performance of the Standard & Poor's common stocks ("S&P 500") for the same period. The Portfolio attempts to invest in a range of small, medium and large companies designed to achieve an average capitalization of the companies in which it invests that is less than the average capitalization of the S&P 500. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.


         Multi-Cap Growth Portfolio. The Multi-Cap Growth Portfolio invests primarily in growth stocks. The Portfolio Manager believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; products or technologies; restructuring or reorganization; or merger and acquisition. The Portfolio can leverage, that is, borrow money, to buy additional securities for its portfolio. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including the interest paid on the money borrowed.

         Small Company Growth Portfolio. The Small Company Growth Portfolio seeks to achieve its objective of capital appreciation by investing primarily in common stocks of small companies with strong earnings growth and potential for significant capital appreciation. Under normal market conditions, the Portfolio will have at least 65% of its total assets in small capitalization stocks (market capitalization of up to $1 billion) and generally that percentage will be considerably higher. The Portfolio reserves the right to have some of its assets in the equities of companies with over $1 billion in market capitalization. These holdings may be equities that have appreciated since original purchase or equities of companies with a market capitalization in excess of $1 billion at the time of purchase. The Portfolio will normally be as fully invested as practicable in common stocks, but also may invest up to 5% of its total assets in warrants and rights to purchase common stocks.

         In pursuing its objective, the Portfolio Manager will seek out the stocks of small companies that are expected to have above average growth in earnings and are reasonably valued. The Portfolio Manager uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the Portfolio Manager will not buy a stock if the price-earnings ratio exceeds the growth rate. By using this valuation parameter, the Portfolio Manager believes it moderates some of the inherent volatility in the small-capitalization sector of the market. Securities will be sold when the Portfolio Manager believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially overweighted in the portfolio, or when the company no longer meets expectations. The Portfolio Manager's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

         Small Company Value Portfolio. The investment objective of the Small Company Value Portfolio is maximum capital appreciation, primarily through investment of at least 65% of its total assets in common equity securities of companies (based on the total outstanding common shares at the time of investment) which have market capitalizations of up to $1 billion.

         The Portfolio intends to invest the remaining 35% of its total assets in the same manner but reserves the right to use some or all of the 35% to invest in equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of more than $1 billion.

         In pursuing its objective, the Portfolio's strategy will be to invest in stocks of companies with value that may not be fully reflected by the current stock price. Since small companies tend to be less actively followed by stock analysts, the market may overlook favorable trends and then adjust its valuation more quickly once investor interest has surfaced. The Portfolio Manager uses a number of proprietary research techniques in various sectors to seek out companies in the public market that are selling at a discount to what the Portfolio Manager terms the private market value (PMV) of the companies. The Portfolio Manager then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

         International Growth Portfolio. The objective of the International Growth portfolio is capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

         It is an operating policy of the Portfolio that it will invest at least 80% of its total assets (except when maintaining a temporary defensive position) in equity securities of companies domiciled outside the United States. That portion of the Portfolio not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high-grade commercial paper, certificates of deposit, foreign currency, bankers acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Portfolio may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

         The International Growth Portfolio will invest primarily in equity securities, which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro analyses. The International Growth Portfolio may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.


         The International Growth Portfolio will normally have at least 65% of its total assets invested in European and Pacific Basin equity securities. The International Growth Portfolio intends to broadly diversify investments among countries and normally to have represented in the portfolio business activities of not less than three different countries. The selection of the securities in which the International Growth Portfolio will invest not be limited to companies of any particular size.

         Using a bottom-up investment approach, Vontobel USA invests in large- and medium-capitalization companies that have a long record of successful operations in their core business. Typically such companies occupy a leading position in their industry, have consistently generated free cash flow, and have achieved earnings growth through increasing market share and unit sales volumes. Vonotobel USA's goal is to construct a portfolio of the best companies in the developed markets of Europe and the Pacific Basin without making any country bets. With approximately 80-100 stocks, the International Growth Fund also seeks to be well diversified in terms of industry exposure. Vontobel USA analyzes approximately 35 international equity markets, including those comprised in Morgan Stanley Capital International's EAFE (Europe, Australia and Far East). The Adviser also gives consideration to such factors as market liquidity, accessibility to foreign investors, regulatory protection of shareholders, accounting and disclosure standards, transferability of funds and foreign exchange controls, if any.

         Global Financial Services Portfolio. The investment objective of the Global Financial Services Portfolio is capital appreciation by investing primarily in common stocks of domestic and foreign financial services companies. The Portfolio will concentrate (invest 25% or more of its total assets) its investments in the financial services industry. The Portfolio seeks to achieve its objective through investment in the common stocks of domestic and foreign financial services companies. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in financial services companies that are domiciled in at least four countries, including the U.S.

         For Portfolio purposes, a financial services company is a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, and life insurance companies and insurance holding companies.

         The Portfolio Manager systematically applies a combination of fundamental and quantitative research to identify securities that are attractively priced relative to their expected returns and to develop a portfolio that trades off risk and reward over full market cycles.


         The Global Financial Services Portfolio employs a research-driven, value-based investment philosophy that the Portfolio Manager has utilized for more than two decades. The Portfolio Manager's approach rests on the premise that the capital markets all have some degree of inefficiency; value distortions are common in all markets, with their dimensions ranging from minor to extreme.


         In addition to targeting high return potential, process is also geared to control volatility. To evaluate the potential risk/reward tradeoff, the Portfolio Manager incorporates the use of a number of proprietary models including an optimization model, a multi-factor risk model, a country valuation model, a currency valuation model, an earnings revision model, and a relative return trends model. The actual construction of the portfolio considers not only this fundamental risk/reward profile of stocks, but also the appropriate timing for the transactions.



        The Global Financial Services Portfolio invests almost exclusively in financial services stocks with average holdings of between 55 and 75 stocks. At least 65% of total assets of the Fund will be invested in financial services stocks. In addition, the Portfolio primarily invests in U.S. financial services companies. Other countries eligible for inclusion into this service will be limited to the developed market as represented by the MSCI EAFE Index with Canada. The Portfolio Manager will not make investments in emerging markets. The Portfolio is broadly diversified geographically, typically with holdings in ten or more foreign countries. The vast majority of the investments are made in common and preferred stocks with a fully invested posture being the norm. Individual security positions are controlled so that no single holding will dominate the Portfolio.

         The Portfolio Manager employs a centralized investment approach in all portfolios. The Global Investment Policy Group uses its many years of experience and market memory to review analysts' latest research findings and forecasts. The group integrates the work of analysts, economists and the quantitative group, systematically applying valuation and portfolio construction processes to select securities. The Portfolio Managers then apply the Investment Policy Group's decisions, deviating only to conform to Portfolio objectives.


         The Portfolio Manager employs 129 analysts who take an intensive, long-term approach to forecasting earnings power and growth. Organized in global industry teams so that they can discern companies' strategies, cost pressures and competition in a global context, the Portfolio Manager's analysts are centrally located so that the senior professionals can control the quality of their findings.

         Internet Portfolio. Under normal conditions, the Internet Portfolio will invest at least 65% of its assets in equity securities. In choosing which companies' stock the Portfolio should purchase, the Portfolio Manager invests in those companies listed on a U.S. securities exchange or NASDAQ which are engaged in the research, design, development or manufacturing, or engaged to a significant extent in the business of distributing products, processes or services for use with Internet or Intranet related businesses. The Portfolio may also invest in other "high tech" companies. The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents. An Intranet is the application of WWW tools and concepts to a company's internal documents and databases. Other "high tech" companies may include firms in the computer, communication, video, electronic, office and factory automation and robotics sectors.

Income Portfolio

         Investors should refer to Appendix A to this Statement of Additional Information for a description of the Moody's Investors Service, Inc. (Moody's) and Standard & Poor's (S&P) ratings mentioned below.

         High-Yield Bond Portfolio. The objective of the High-Yield Bond Portfolio is maximum current income, primarily from debt securities that are rated Ba or lower by Moody's or BB or lower by S&P.


         It is a fundamental policy of the Portfolio that under normal circumstances it will invest at least 80% of the value of its net assets (at least 65% of total assets) in high-yielding, income-producing corporate bonds that are rated below investment grade and rated B3 or better by Moody's or B-or better by S&P. The corporate bonds in which the Portfolio invests are high-yielding but normally carry a greater credit risk than bonds with higher ratings. In addition, such bonds, commonly referred to as "junk bonds," may involve greater volatility of price than higher-rated bonds. For a discussion of high-yield securities and related risks, see "Certain Investment Techniques and Associated Risks" in this Statement of Additional Information.


         The Portfolio's investments are selected by the Portfolio Manager after careful examination of the economic outlook to determine those industries that appear favorable for investments. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, bonds of issuers within those industries are selected based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Portfolio Manager, have characteristics of such lower-grade bonds. Should an investment purchased with the above-described credit quality requisites be downgraded to Ca or lower or CC or lower, the Portfolio Manager shall have discretion to hold or liquidate the security.

         Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio's total assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Portfolio Manager have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government Securities and other income-producing cash equivalents. For a discussion of put, calls, and futures and their related risks, see "Certain Investment Techniques and Associated Risks."


Domestic Hybrid Portfolios


         The Balanced Portfolio. Generally between 55% and 75% of the Balanced Portfolio's total assets will be invested in equity securities. The asset allocation will vary based upon the Portfolio Manager's assessment of the return potential of each asset class. For equity investments, the Portfolio Manager uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that have a strong history of earnings growth; attractive prices relative to the company's potential for above average; long-term earnings and revenue growth; strong balance sheets; a sustainable competitive advantage; the potential to become (or currently are) industry leaders; and the potential to outperform the market during downturns. When selecting fixed income securities, the Portfolio Manager will seek to maintain the Fund's weighted average duration within 20% of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis. The Portfolio will only invest in fixed income securities with an "A" or better rating. Fixed income investments will include: U.S. Government securities; corporate bonds; mortgage/asset-backed securities; and money market securities and repurchase agreements.

         Managed Portfolio. The objective of the Managed Portfolio is growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Portfolio Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest will be the same as those in which the Equity Portfolios invest. Debt securities are expected to be predominantly investment grade intermediate to long-term U.S. Government and corporate debt, although the Portfolio will also invest in high quality short-term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Portfolio Manager deems it advisable in order to preserve capital. In addition, the Portfolio may also invest up to 20% of its total assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by ADRs or EDRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

         The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Portfolio Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. However, it is a policy of the Portfolio that it will not invest more than 5% of the value of its total assets in high-yield securities.

                    CERTAIN INVESTMENT SECURITIES, TECHNIQUES
                              AND ASSOCIATED RISKS

         Following is a description of certain investment techniques employed by the Portfolios, and certain types of securities invested in by the Portfolios and associated risks. Unless otherwise indicated, all of the Portfolios may use the indicated techniques and invest in the indicated securities.

Mortgage-Related Securities and Asset-Backed Securities

     The Balanced Portfolio may invest in assets other than U.S. Government Securities, including collateralized mortgage-related securities ("CMOs") and asset-backed securities, as well as Real Estate Mortgage Investment Conduits ("REMICs") and Multi-Pass-Throughs. These securities are considered to be volatile and may be thinly traded. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Balanced Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. REMIC's are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages which collateralize the REMICs in which the Balanced Portfolio may invest include mortgages backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

     While there are many versions of CMOs and asset-backed securities, some include "Interest Only" or "IO" -- where all interest payments go to one class of holders, "Principal Only" or "PO" -- where all of the principal goes to a second class of holders, "Floaters" -- where the coupon rate floats in the same direction as interest rates and "Inverse Floaters" -- where the coupon rate floats in the opposite direction as interest rates. All of these securities are volatile; they also have particular risks in differing interest rate environments as described below.


     The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity and, therefore, the market value of the IO. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. Accordingly, investment in IOs can theoretically be expected to contribute to stabilizing the Portfolio's net asset value. However, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated AAA or the equivalent. Conversely, while the yield to maturity on a PO class is also extremely sensitive to rate of principal payments (including prepayments) on the related underlying mortgage assets, a slow rate of principal payments may have a material adverse effect on yield to maturity and therefore the market value of the PO. As interest rates rise and fall, the value of POs tends to move in the opposite direction from interest rates. This is typical of most debt instruments.


     Floaters and Inverse Floaters ("Floaters") are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR ("London Inter-Bank Offered Rate") and the 11th District cost of funds (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters an be reset at fixed intervals over the life of the Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.

     The market value of all CMOs and other asset-backed securities are determined by supply and demand in the bid/ask market, interest rate movements, the yield curve, forward rates, prepayment assumptions and credit of the underlying issuer. Further, the price actually received on a sale may be different from bids when the security is being priced. CMOs and asset-backed securities trade over a bid and ask market through several large market makers. Due to the complexity and concentration of derivative securities, the liquidity and, consequently, the volatility of these securities can be sharply influenced by market demand.


     Asset-backed and mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Portfolio Managers (subject to the oversight of the Trustees, the investment restriction limiting the Portfolio's investment in illiquid instruments will apply. However, IOs and POs issued by the U.S. Government, its agencies and instrumentalities, and backed by fixed-rate mortgages may be excluded from this limit, if, in the judgment of the respective Portfolio Managers (subject to the oversight of the Board of Directors) such IOs and POs are readily marketable. The Government Securities Portfolio does not intend to invest in residual interest, privately issued securities or subordinated classes of underlying mortgages.


     Other Mortgage-Backed Securities. The Balanced Portfolio may invest in other mortgage-backed securities. The Portfolio Manager expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Portfolio Manager will, consistent with the Portfolio's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Short Term Investments

         Each Portfolio typically invests a part of its assets in various types of U.S. Government Securities and high-quality short-term debt securities with remaining maturities of one year or less ("money market investments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each portfolio may invest include government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. The International Growth Portfolio and Global Financial Services Portfolio may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits and foreign bank acceptances.

Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities

         Some obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Information on Time Deposits and Variable Rate Notes


         The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to 10% limit on illiquid investments set forth below in the Certain Other Securities section hereafter.


         The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Portfolios have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Portfolio

Managers will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes.

Insured Bank Obligations

         The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Portfolios may, within the limits set forth in this Statement of Additional Information, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determined that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 10% limit for illiquid investments for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

High-Yield Securities


         Notwithstanding the investment policies and restrictions applicable to the Portfolios (other than the Balanced Portfolio, which may not invest in high-yield securities) which were designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds. Each of the major categories of risk are affected by various factors, as discussed below:


         High-Yield Bond Market. The high-yield bond market is relatively new and has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.

         Sensitivity to Interest Rate and Economic Changes. In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of high-yield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates, negatively affecting the net asset value of the High-Yield Bond Portfolio. High-yield bond prices may not increase as much, relatively, as the prices of treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impair the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would affect higher-rated, investment-grade securities.

         Payment Expectations. Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which the High-Yield Bond Portfolio has invested be redeemed or called during such an interest rate environment, the Portfolio would have to sell such securities without reference to their investment merit and reinvest the proceeds received in lower yielding securities, resulting in a decreased return for investors in the High-Yield Bond Portfolio. In addition, such redemptions or calls may reduce the High-Yield Bond Portfolio's asset base over which the Portfolio's investment expenses may be spread.

         Liquidity and Valuation. Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Portfolio, as well as the Portfolio's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and liquidity of high-yield securities, even though not based on fundamental investment analysis.

         Tax Considerations. To the extent that a Portfolio invests in securities structured as zero coupon bonds, the Portfolio will be required to report interest income even though no cash interest payment is received. Because such income is not represented by cash, the Portfolio may be required to sell other securities in order to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended ("IRC").

         Portfolio Composition. As of March 31, 1999, the High-Yield Bond Portfolio consisted of securities classified as follows:


                                                                  PERCENTAGE OF
                                                                      TOTAL
                   RATINGS                                         INVESTMENTS
                   -------                                        -------------
AAA.........................................................            3%
BBB.........................................................            4%
BB..........................................................           31%
B...........................................................           59%
CCC.........................................................            1%

Non-rated*..................................................           2%

----------------
* Equivalent ratings for these securities would have been B.


REITS

         Each Portfolio may invest up to 10% of its total assets in the securities of real estate investment trusts ("REITs"). (The Multi-Cap Growth, the Internet and the Balanced Portfolios are not subject to this restriction). REITs are pooled investment vehicles which invest in real estate and real estate-related loans. The value of a REIT's shares generally is affected by changes in the value of the underlying investments of the trust.


HEDGING TRANSACTIONS

         Except as otherwise indicated, the Portfolio Managers may invest in derivatives, which are discussed in detail below, to seek to hedge all or a portion of a Portfolio's assets against market value changes resulting from changes in equity values, interest rates and currency fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment.


         The Portfolios will not engage in derivative transactions except as a hedge against changes resulting from market conditions in the values of securities owned or expected to be owned by the Portfolios. Unless otherwise indicated, a Portfolio, other than the Multi-Cap Growth Portfolio, will not enter into a hedging transaction (except for closing transactions) if, immediately thereafter, the sum of the value of securities underlying open contracts and options would exceed 5% of the Portfolio's total assets taken at the time of investing.


CERTAIN SECURITIES


         The Portfolios may invest in the following described securities, except as otherwise indicated. These securities are commonly referred to as derivatives. The value of the securities underlying such derivative securities, if executed, in the aggregate, may not exceed 5% of total assets at the time the Portfolio entered into the derivative agreement; provided, however, that the International Growth Portfolio and the High-Yield Bond Portfolio are subject to a 20% limitation.

         CALL OPTIONS. The Portfolios may purchase call options. The Portfolios may write (sell) call options ("calls") that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. The Portfolios may purchase or write options that may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Call options are short-term contracts with a duration of nine months or less. The Portfolios may only write call options which are "covered," meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Portfolio. In addition, no Portfolio will, prior to the expiration of a call option, permit the call to become uncovered. If a Portfolio writes a call option, the purchaser of the option has the right to buy (and the Portfolio has the option to sell) the underlying security against payment of the exercise price throughout the term of the option. The amount paid to the Portfolio by the purchaser of the option is the "premium." The Portfolio's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Portfolio were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Portfolio and Global Financial Services Portfolio may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.


         A Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may purchase a security and then write a call option against that security. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the Portfolio will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         Generally, a Portfolio intends to write listed covered calls when it anticipates that the rate of return from so doing is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Portfolio, which owns the underlying security, has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

         The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options may be limited; it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Portfolios will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Portfolio may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to the Portfolio to sell the underlying security before that time.

         The Portfolios may use options traded on U.S. exchanges, and to the extent permitted by law, options traded over-the-counter. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, the Portfolios will invest in such options only to the extent consistent with their limit on investments in illiquid securities.



         Puts. The Portfolios may purchase put options ("Puts") which relate to
(i) securities (whether or not they hold such securities); (ii) Index Options (described below whether or not they hold such Options); or (iii) broadly-based stock indices. The Portfolios may write covered Puts. The Portfolios will receive premium income from writing covered Puts, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price.


         Futures Contracts. To the extent permitted by Arizona and New York law, all Portfolios may enter into contracts for the future acquisition or delivery of securities ("Futures Contracts") including index contracts and foreign currencies, and may also purchase and sell call options on Futures Contracts. These Portfolios may use this investment technique to hedge against anticipated future adverse price changes which otherwise might either adversely affect the value of the securities or currencies held in the Portfolio, or to hedge anticipated future price changes which adversely affect the prices of stocks, long-term bonds or currencies which the Portfolio intends to purchase at a later date. Alternatively, the Portfolios may enter into Futures Contracts in order to hedge against a change in interest rates which will result in the premature call at par value of certain securities which the Portfolio has purchased at a premium.


         The Portfolios may use this investment technique to hedge against anticipated future adverse price changes which otherwise might either adversely affect the value of the securities or currencies held in a Portfolio, or to hedge anticipated future price changes which adversely affect the prices of stocks, long-term bonds or currencies which the Portfolio intends to purchase at a later date. Alternatively, a Portfolio may enter into Futures Contracts in order to hedge against a change in interest rates which will result in the premature call at par value of certain securities which the Portfolio has purchased at a premium. If stock, bond or currency prices or interest rates move in an unexpected manner, the Portfolio would not achieve the anticipated benefits of Futures Contracts.


         In connection with transactions on options on stock index futures, the Multi-Cap Growth Portfolio and the Internet Portfolio will be required to deposit as "initial margin" an amount of cash or other specified assets equal to, with respect to the Multi-Cap Growth Portfolio 1% to 10% of the face amount of the contract, and between 5% to 8% of the contract amount with respect to the Internet Portfolio. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the option or Futures Contract. The Multi-Cap Growth Portfolio and the Internet Portfolio may not at any time commit to Futures Contracts, index options and options on Futures Contracts that, if executed, would amount to more than 5% of their total assets. However, with respect to the Multi-Cap Growth Portfolio, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


         In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Multi-Cap Growth Portfolio may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

If stock, bond or currency prices or interest rates move in an unexpected manner, the Portfolio would not achieve the anticipated benefits of Futures Contracts.


         The use of Futures Contracts involves special considerations or risks not associated with the primary activities engaged in by any Portfolios. Risks of entering into Futures Contracts include: (1) the risk that the price of the Futures Contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market if the Portfolio attempts to enter into a closing position; (3) the risk that the Portfolio will lose an amount in excess of the initial margin deposit; and (4) the risk that the Portfolio Manager may be incorrect in its prediction of movements in stock, bond, currency prices and interest rates.


         Index Options. All of the Equity, Sector and Hybrid Portfolios may invest in options on stock indices. These options are based on indices of stock prices that change in value according to the market value of the stocks they include. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index or the S&P 500. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges.

         For a call option on an index, the option is covered if a Portfolio maintains with its sub-custodian cash or liquid securities equal to the contract value. With respect to the Balanced Portfolio, the option is also covered if the Portfolio maintains with its custodian a diversified stock portfolio equal to the contract value.

         The use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted.

         Because the value of an index option depends primarily on movements in the value of the index rather than in the price of a single security, whether a Portfolio will realize a gain or loss from purchasing or writing an option on a stock index depends on movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment rather than changes in the price of a particular security. Consequently, successful use of stock index options by a Portfolio will depend on that Fund Manager's ability to predict movements in the direction of the stock market generally or in a particular industry. This requires different skills and techniques than predicting changes in the value of individual securities.

         Interest Rate Swaps. In order to attempt to protect a Portfolio's investments from interest rate fluctuations, the Portfolio may engage in interest rate swaps. Generally, the Portfolios use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange between a Portfolio and another party of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if a Portfolio holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Portfolio from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

         The Portfolio will enter into interest rate swaps only on a net basis (i.e., the two payments streams will be netted out, with the Portfolio receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess, will be maintained in a segregated account by the Portfolio's custodian bank.


         The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

Foreign Currency Values and Transactions


         Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth Portfolio and the Global Financial Services Portfolio (and of the other Portfolios that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Growth Portfolio and the Global Financial Services Portfolio may incur costs in connection with conversions between various currencies.

         To manage exposure to currency fluctuations, a Portfolio may alter equity or money market exposures (in its normal asset allocation mix as previously identified, where applicable), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Portfolios will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Portfolio to set aside liquid assets in a segregated custodial account to cover its obligations. These techniques are further described below.

         The Portfolios may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Portfolios will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.


         When a Portfolio Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

         At the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.


         The Portfolios also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by the Portfolio will be "covered", which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.

         The Internet Portfolio may also engage in currency swaps, which are agreements to exchange cash flows based on the difference among two or more currencies.


Certain Other Securities

         Except as otherwise indicated, the Portfolios may purchase the following securities, the purchase of which involves certain risks described below. Unless otherwise indicated, a Portfolio will not purchase a category of such securities if the value of such category, taken at current value, would exceed 5% of the Portfolio's total assets.

         Money Market Instruments. The Equity Portfolios, the Sector Portfolios and the Domestic Hybrid Portfolios may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, time deposits, loan participations ("LPs"), and, except with respect to the Multi-Cap Growth Portfolio, variable amount master demand notes. The Multi-Cap Growth Portfolio may invest in corporate bonds with remaining maturities of one year and the Internet Portfolio may invest in corporate bonds with remaining maturities of 397 days or less. The Balanced Portfolio may also invest in short-term corporate obligations, foreign commercial paper, and variable and floating-rate instruments.


         Bank obligations include bankers' acceptances, including Yankee Bankers' Acceptances and foreign bankers' acceptances. Eurodollar Time Deposits ("ETDs") and Canadian Time Deposits ("CTDs"), and with respect to the Internet Portfolio, Schedule B's. In addition, bank obligations include U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions and U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. The Internet Portfolio will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Portfolio Manager deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations by the Internet Portfolio and the Balanced Portfolio are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

         A Euro CD is a receipt from a bank for funds deposited at that bank for a specific period of time at some specific rate of return and denominated in U.S. dollars. It is the liability of a U.S. bank branch or foreign bank located outside the U.S. Almost all Euro CDs are issued in London. Yankee CDs are certificates of deposit that are issued domestically by foreign banks. It is a means by which foreign banks may gain access to U.S. markets through their branches which are located in the United States, typically in New York. These CDs are treated as domestic securities. ETDs are U.S. dollar-denominated deposits on a foreign branch of a U.S. bank or a foreign bank and CTDs are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks. Schedule Bs are obligations issued by Canadian branches of foreign or domestic banks and Yankee BAs are U.S. dollar denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks.

         Euro CDs, Yankee CDs and foreign bankers' acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as "sovereign risk," pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

         Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not; also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.


         Commercial paper may include variable and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating-rate obligations with the demand feature, a Portfolio may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating-rate obligation defaulted on its payment obligation, a Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable and floating-rate instruments could reduce portfolio liquidity.


         Variable- and Floating-Rate Instruments and Related Risks. The Balanced Portfolio may acquire variable- and floating-rate instruments. The Portfolio Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status with respect to the ability of the issuer to meet its obligation to make payment on demand. Where necessary to ensure that a variable- or floating-rate instrument meets the Portfolio's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

     Because variable and floating-rate instruments are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

     The same credit research must be done for master demand notes as in accepted names for potential commercial paper issuers to reduce the chances of a borrower getting into serious financial difficulties.

     Loan Participations. The Balanced Portfolio may also engage in Loan Participations ("LPs"). LPs are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company's name recognition in the capital markets. LPs often generate greater yield than commercial paper.

     The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank which sold the LPs. Because LPs are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the LP borrower without the consent of other holders of the LPs. In addition, LPs will be rated as illiquid if, in the judgment of the Portfolio Manager, they cannot be sold within seven days.

     Foreign Bankers' Acceptances. The Balanced Portfolio may purchase foreign bankers' acceptances. Foreign bankers' acceptances are short-term (270 days or less), non-interest-bearing notes sold at a discount and redeemed by the accepting foreign bank at maturity for full face value and denominated in U.S. dollars. Foreign bankers' acceptances are the obligations of the foreign bank involved, to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.

     Foreign Commercial Paper. The Balanced Portfolio may purchase foreign commercial paper. Foreign commercial paper consists of short-term unsecured promissory notes denominated in U.S. dollars, either issued directly by a foreign firm in the U.S., or issued by a "domestic shell" subsidiary of a foreign firm established to raise dollars for the firm's operations abroad or for its U.S. subsidiary. Like commercial paper issued by U.S. companies, foreign commercial paper is rated by the rating agencies (Moody's, S&P) as to the issuer's creditworthiness. Foreign commercial paper can potentially provide the investor with a greater yield than domestic commercial paper.

     Supranational Bank Obligations. The Internet Portfolio may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance these commitments will be undertaken or met in the future.

         Master Demand Notes. All Portfolios except the Multi-Cap Growth, may purchase variable amount master demand notes. However, the Portfolios, except the Multi-Cap Growth Portfolio, the Internet Portfolio and the Balanced Portfolio, will not purchase such securities if the value of such securities, taken at the current value, would exceed 5% of the Portfolio's total assets. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Portfolio Managers, subject to the overall review of the Portfolio's Trustees and the Advisor, monitor the financial condition of the issuers to evaluate their ability to repay the notes.

         U.S. Government Obligations. The Portfolios may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks Maritime Administration, some of which are discussed below.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the

Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Under normal market conditions, the Internet Portfolio will not invest to a significant extent, or on a routine basis, in U.S. Government securities.

         The Balanced Portfolio may also invest in other mortgage-backed securities. These are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

         Mortgage-backed securities have greater market volatility then other types of securities. In addition, because prepayments often occur at times when interest rates are low or are declining, the Portfolios may be unable to reinvest such funds in securities which offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment features.

     The Balanced Portfolio may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's quality standards. The Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Portfolio's quality standards.

     Repurchase Agreements. All Portfolios may enter into repurchase agreements usually having maturities of one business day and not more than one week. The Portfolios, except for the Multi-Cap Growth Portfolio, the Internet Portfolio, and the Balanced Portfolio, will not purchase such securities if the value of such securities, taken at current value, would exceed 5% of the Portfolio's total assets. When a Portfolio acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the same seller pursuant to which the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. In such instances, the Trust's Custodian has possession of the security or collateral for the seller's obligation. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered loans by a Portfolio collateralized by the underlying instrument. If the seller should default on its obligation to repurchase the securities, the Portfolio may experience delays, difficulties or other costs when selling the securities held as collateral and may incur a loss if the value of the collateral declines. The appropriate Portfolio Managers, subject to the overall review by the Trust's Trustees and the Advisor, monitor the value of the collateral as to repurchase agreements, and they monitor the creditworthiness of the seller and must find it satisfactory before engaging in repurchase agreements.


         The Portfolios may enter into repurchase agreements only with Federal Reserve member banks that have net worth of at least $100,000,000 and outstanding commercial paper of the two highest rating categories assigned by Moody's or S&P or with broker-dealers that are registered with the

Securities and Exchange Commission, are members of the National Association of Securities Dealers, Inc. ("NASD") and have similarly rated commercial paper outstanding.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, a Portfolio continues to receive principal and interest payments on these securities. Because reverse repurchase agreements are considered borrowings, the Internet Portfolio and the Balanced Portfolio may only enter into such agreements for temporary or emergency purposes. The Internet Portfolio may only sell portfolio securities to financial institutions such as banks and broker/dealers and requiring to repurchase them at a mutually specified date and price ("reverse purchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. A Portfolio will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will maintain cash, U.S. Government securities or other liquid securities in a segregated account in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. With respect to the Balanced Portfolio, liquid securities include equity securities and debt securities that are unencumbered and marked to market daily.


     Restricted or Illiquid Securities. Each Portfolio may invest up to 10% of its net assets in restricted securities (privately placed equity or debt securities) or other securities which are not readily marketable.


     Each Portfolio may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal Securities laws, and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market on the Section 4(2) paper, thus providing liquidity.


     The Portfolios may invest in restricted securities governed by Rule 144A under the Securities Act of 1933. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of directors (or the Portfolio Manager acting subject to the board's supervision) determines that the securities are in fact liquid. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security by a Portfolio, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Portfolio's holdings could be adversely affected. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         Foreign Securities. As noted above, the International Growth Portfolio will invest primarily in foreign securities and the Global Financial Services Portfolio may invest 50% or more of its total assets in such securities. All other Portfolios may, other than the Multi-Cap Growth Portfolio which is subject to the 20% limitation, invest directly in foreign securities. The Growth, Growth & Income, Equity, Equity Income, Capital Appreciation, Small Company Growth, Small Company Value and Managed Portfolios may also invest in both sponsored and unsponsored ADRs, and EDRs which are securities of U.S. issuers backed by securities of foreign issuers, subject to a 20% limitation. The Multi-Cap Growth, Internet and Balanced Portfolios may invest in ADRs, American Depository Shares or U.S. dollar denominated securities of foreign issuers without limitation. The High Yield Bond Portfolio may not invest in ADRs. The Internet Portfolio typically will only purchase foreign securities which are represented by sponsored or unsponsored ADRs listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included on the NASDAQ National Market System. There may be less information available about unsponsored ADRs and EDRs, and therefore, they may carry higher credit risks. The Portfolios may also invest in securities of foreign branches of domestic banks and domestic branches of foreign banks.


         Investments in foreign equity and debt securities involve risks different from those encountered when investing in securities of domestic issuers. The appropriate Portfolio Managers and the Advisor, subject to the overall review of the Portfolios' Trustees, evaluate the risks and opportunities when investing in foreign securities. Such risks include trade balances and imbalances and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local, political and economic considerations.

Forward Commitments


         Securities may be purchased on a "when issued" or on a "forward delivery" basis, which means it may take as long as 120 days before such obligations are delivered to a Portfolio. The purpose of such investments is to attempt to obtain higher rates of return or lower purchase costs than would be available for securities purchased for immediate delivery. Securities purchased on a when issued or forward delivery basis involve a risk that the value of the security to be purchased may decline prior to the settlement date. In addition, if the dealer through which the trade is made fails to consummate the transaction, the Portfolio may lose an advantageous yield or price. The Portfolio does not accrue income prior to delivery of the securities in the case of forward commitment purchases. The 5% limitation does not apply to the International Growth Portfolio, which has a 20% limitation. Because the Internet Portfolio's liquidity and ability to manage its holdings might be affected when it earmarks cash or portfolio securities to cover such purchase commitments, the Portfolio Manager expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions.


         Portfolio Depositary Receipts. To the extent otherwise consistent with its investment policies and applicable law, the Multi-Cap Growth Portfolio may invest up to 5% of its total assets in Portfolio Depositary Receipts, exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indices or sectors of such indices. For example, the Portfolios may invest in Standard & Poor's Depositary Receipts R (SPDRs), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts R (MidCap SPDRs), similarly linked to the S&P MidCap 400 Index.

         Short sales. The Multi-Cap Growth Portfolio may sell securities "short against the box." While a short sale is the sale of a security the Multi-Cap Growth Portfolio does not own, it is "against the box" if at all times when the short position is open the Multi-Cap Growth Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Temporary Defensive Tactics

         Any or all of the Portfolios may at times for defensive purposes, at the determination of the Portfolio Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e., short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government securities, high-quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds), and obligations of banks when in the judgment of the Portfolio Manager such investments are appropriate in light of economic or market conditions. For temporary defensive purposes, the International Growth Portfolio and the Global Financial Services Portfolio may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Portfolio takes a defensive position, it may not be following the fundamental investment policy of the Portfolio.

         Other Investments. Each Portfolio may, in the future, be authorized to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with that Portfolio's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Portfolio.

                             INVESTMENT RESTRICTIONS

         The following are fundamental policies and, together with the restrictions and other fundamental policies described above cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Portfolio present at the meeting of shareholders of the Trust, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. Except as otherwise set forth, no Portfolio may:

         1. As to 75% of the total assets of any Portfolio, invest more than 5% of the value of its total assets in the securities of any one issuer, or purchase more than 10% of the voting securities, or more than 10% of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).


         2. Except for the Global Financial Services Portfolio and the Internet Portfolio, concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.


         3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. (The Multi-Cap Growth Portfolio, the Global Financial Services Portfolio and the Internet Portfolio are not subject to this restriction).


         4. Make loans of money, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements.


         5. Borrow money in excess of 10% of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or margin arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.


         6. Invest more than 10% of its net assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.


         7. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or any officer or director of the Investment Advisor or the Portfolio Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding voting securities of such issuer. (The Global Financial Services Portfolio, the Multi-Cap Growth Portfolio, the Internet Portfolio and the Balanced Portfolio are not subject to this restriction).

         8. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, and securities which are secured by real estate or interests therein.

         9. Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or sell securities short except "against the box." (Collateral arrangements in connection with transactions in options and futures are not deemed to be margin transactions.)

         10. Purchase or sell physical commodities or physical commodity futures contracts, or oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs.

         11. Engage in the underwriting of securities except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in disposing of a Trust security.

         12. Invest for the purposes of exercising control or management of another company.

         13. Issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except insofar as the Trust may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending Trust securities.

         14. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         15. Invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.


         16. Invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the respective Portfolios; however, each Portfolio will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other unmarketable securities, exceed 10% of that Portfolio's net assets.


         If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Portfolio's total assets resulting from a change in portfolio value or assets will not constitute a violation of the percentage restrictions.

                               PORTFOLIO TURNOVER

         A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Portfolio's purchases or sales of securities
(excluding short-term securities) by the average market value of investments of that Portfolio. The Portfolio Managers intend to manage each Portfolio's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Portfolio's current income available for distribution to its shareholders. While none of the Portfolios is managed with the intent of generating short-term capital gains, each of the Portfolios may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Portfolio Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

         The portfolio turnover rates of the Portfolios cannot be accurately predicted. Nevertheless, the portfolio turnover rates for the Growth, Equity Income, Global Financial Services, Capital Appreciation, Small Company Growth, and Growth and Income Portfolios are not expected to exceed 100%. A 100% annual turnover rate would occur, for example, if all the securities in a Portfolio's investment portfolio were replaced once in a period of one year.


         The portfolio turnover rate of the Small Company Value Portfolio in 1996, which was 137%, exceeded 100% principally due to the appointment of a new Portfolio Manager and a resulting change in management style. In 1997, the portfolio turnover rate of the Portfolio was 58%.


         The portfolio turnover rate of the High-Yield Bond Portfolio in 1998, which was 108%, exceeded 100% principally due to the investment strategy utilized by the Portfolio Manager to potentially enhance performance by replacing portfolio holdings with better revenue-producing issues.

                             MANAGEMENT OF THE TRUST

         The Trust's Board of Trustees has overall responsibility for the management of the Trust under the laws of Massachusetts governing the responsibilities of trustees of a Massachusetts business trust. In general, such responsibilities are comparable to those of directors of a Massachusetts business corporation. The Board of Trustees of the Trust has undertaken to monitor the Trust for the existence of any material irreconcilable conflict between the interests of variable annuity Contractholders and variable life insurance Contractholders and shall report any such conflict to the boards of MONY and MONY America. The Board of Directors of those companies have agreed to be responsible for reporting any potential or existing conflicts to Trustees of the Trust and, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.

         The Trustees and officers of the Trust, and their principal occupations during the past five years, are set forth below. Trustees who are "interested persons", as defined in the 1940 Act, are denoted by an asterisk. As to their duties relative to the Trust, the address of each is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022.

NAME, AGE AND POSITION WITH                PRINCIPAL OCCUPATION
THE TRUST                                  PAST FIVE YEARS
---------------------------                --------------------
Arthur T. Dietz (75)                       President, ATD Advisory Corp. since 1996; President and
Trustee                                    Chief Executive Officer, Strategic Fund Management, Inc.,
[Member of the Audit Committee]            1987-1995; Mills B. Lane Professor of Finance and Banking,
                                           Emory University, 1954-1988; Chairman, First Atlanta Investments,
                                           1998-present; Director, The Enterprise Group
                                           of Funds, Inc.

*Samuel J. Foti (47)                       President and Chief Operating Officer, MONY since 1994;
Trustee                                    Executive Vice President, MONY (1991-1994); Trustee,
                                           MONY since 1993; Senior Vice President, MONY (1989 -
                                           1991); Director, MONY Life Insurance Co. of America since
                                           1989; Director, MONY Brokerage, Inc. since 1990; Director,
                                           MONY International Holdings, Inc. since 1994; Director,
                                           MONY Life Insurance Company of the Americas, Ltd. since
                                           1994, MONY Bank & Trust Co. of the Americas, Ltd. since
                                           1994; Director, Life Insurance Marketing and Research
                                           Associates; Chairman, Life Insurance Marketing and Research
                                           Associates 1996 - 1997; Director, The Enterprise Group of
                                           Funds, Inc.

Arthur Howell (80)                         Of Counsel, law firm of Alston & Bird, Atlanta, Georgia since
Trustee                                    1987; President, Summit Industries, Inc.(manufacturer)
[Chairman of Audit Committee]              since 1954; Chairman, Crescent Banking Co., Inc. since 1985;
                                           President, Jonesheirs, Inc. (licensing entity) since 1975;
                                           Director, The Enterprise Group of Funds, Inc.

William A. Mitchell, Jr.(59)               President/CEO, Carter & Associates (real estate
Trustee                                    development), Atlanta, Georgia since 1994; Director, John
                                           Wieland Homes (commercial residential builder) since 1992;
                                           Director, The Enterprise Group of Funds, Inc.

Lonnie H. Pope (65)                        Chief Executive Officer, Longleaf Industries, Inc.,
Trustee                                    (chemical manufacturing) (1996-present); formerly President
[Member of the Audit Committee]            and Chief Executive Officer of AFF, Inc. (aromatics manufacturing)
                                           from 1987 to 1998;] Director, The Enterprise Group of Funds, Inc.

NAME, AGE AND POSITION WITH                PRINCIPAL OCCUPATION
THE TRUST                                  PAST FIVE YEARS
---------------------------                --------------------
*Michael I. Roth (53)                      Chairman and Chief Executive Officer, MONY since 1993;
Trustee                                    President and Chief Executive Officer, MONY (1991-1993);
                                           Director, MONY Life Insurance Company of
                                           America since 1991; Director, ARES Holdings Inc. since
                                           1995; 1740 Advisers, Inc. since 1992; MONY CS, Inc. since
                                           1989; Executive Vice President and Chief Financial
                                           Officer, MONY (1989-1991); Executive Vice President and
                                           Chief Financial Officer, Primerica Trust (1987); Executive Vice
                                           President, Primerica Trust (1982-1987);
                                           Director, The Enterprise Group of Funds, Inc.; Director,
                                           American Council of Life Insurance (ACLI); Director, the Life
                                           Insurance Counsel of New York; Director, Pitney Bowes, Inc.;
                                           Director, Promus Hotel Trust.

*Victor Ugolyn (51)                        Chairman, President and Chief Executive Officer, The
Trustee                                    Enterprise Group of Funds, Inc. since 1991; Chairman,
                                           President and Chief Executive Officer, Enterprise Capital
                                           Management, Inc. and Enterprise Fund Distributors, Inc. since
                                           1991; Chairman, President and Chief Executive Officer;
                                           Enterprise Accumulation Trust; Vice Chairman and Chief
                                           Marketing Officer, Value Line Securities, Inc. (1986-1991).

Catherine R. McClellan (43)                Secretary, The Enterprise Group of Funds, Inc. since
Secretary                                  1991; Senior Vice President, Secretary and Chief
                                           Counsel, Enterprise Capital Management, Inc. since
                                           1991; Senior Vice President, Secretary and Chief
                                           Counsel, Enterprise Fund Distributors, Inc. since
                                           1991.

Herbert M. Williamson (48)                 Assistant Secretary and Treasurer, The Enterprise Group of
Assistant Secretary, Treasurer             Funds, Inc., Enterprise Capital Management, Inc. and
                                           Enterprise Fund Distributors, Inc. since 1989.

Phillip G. Goff (35)                       Vice President and Chief Financial Officer, The Enterprise
Vice President                             Group of Funds, Inc., Enterprise Capital Management, Inc. and
                                           Enterprise Fund Distributors, Inc. 1995 - present; Audit
                                           Manager, Coopers & Lybrand LLP, 1991 - 1995.

* Messrs. Foti, Roth and Ugolyn are "interested persons" of the Trust, of the Advisor, and of the Distributor, as that term is defined in the Investment Act of 1940.

         Arthur T. Dietz, Arthur Howell and Lonnie H. Pope also serve on the Audit Committee of the Board of Trustees. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Arthur T. Dietz and Victor Ugolyn also serve on the Valuation Committee of the Board of Trustees.

         All officers of the Trust are officers of Enterprise Capital Management, Inc. and receive no salary or fee from the Trust. The Trustees, other than Messrs. Foti, Roth and Ugolyn will be paid an annual fee of $12,500 plus $625 for each Trustee's meeting attended and $625 for each committee meeting attended.

         The following sets forth compensation paid to each of the Trustees during 1998:

(1)                     (2)                     (3)                 (4)                      (5)
                                                Pension or                                    Total
                                                Retirement                                  Compensation
                                                 Benefits                                  from the Trust
                           Aggregate          Accrued as Part          Estimated           and Portfolio
                         Compensation          of Portfolio         Annual Benefits       Complex Paid to
     Name               From the Trust           Expenses           Upon Retirement          Trustees*
Arthur T. Dietz         $11,100                 None                None                     $25,875
Arthur Howell           $12,100                 None                None                     $26,875
William A.
Mitchell, Jr.           $11,275                 None                None                     $24,625
Lonnie H. Pope          $12,100                 None                None                     $26,875

* Each Trustee received fees for services as a Director of The Enterprise Group of Funds, Inc.


         At June 21, 1999, the officers and Trustees of the Trust as a group owned none of the Portfolios' outstanding shares.


         As of the date of this Statement of Additional Information, MONY and MONY America, its wholly-owned subsidiary, through their respective Variable Accounts, own all of the Trust's outstanding shares. The shares held by the Variable Accounts generally will be voted in accordance with instructions of Contractholders. Under certain circumstances, however, MONY and MONY America may vote independently of voting instructions received from

Contractholders. The Trust might nonetheless be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Trust disclaims such control.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement

         The Trust, on behalf of each Portfolio, has entered into an Investment Advisory Agreement (the "Advisor's Agreement") with the Advisor which, in turn, has entered into Portfolio Manager's Agreements with each of the Portfolio Managers. The Advisor is a subsidiary of MONY Life Insurance Company ("MONY"), one of the nation's largest insurance companies and a subsidiary of The MONY Group Inc. The Advisor was incorporated in 1986. The Advisor's address is 3343 Peachtree Road, Suite 450, Atlanta, Georgia 30326. Victor Ugolyn, who is President of the Trust, is also Chairman of the Board and President of the Advisor.

         The Advisor's Agreement obligates the Advisor to provide investment advisory services to the Portfolios, to furnish the Trust with certain administrative, clerical, bookkeeping and statistical services, office space and facilities, and to pay the compensation of the officers of the Trust. Each Portfolio pays all other expenses incurred in its operation, including redemption expenses, expenses of portfolio transactions, shareholder servicing costs, mailing costs, expenses of registering the shares under federal and state securities laws, accounting and pricing costs (including the daily calculation of net asset value and daily dividends), interest, certain taxes, legal services, auditing services, charges of the custodian and transfer agent, and other expenses attributable to an individual account. Each Portfolio also pays a portion of the Trust's general administrative expenses. These expenses are allocated to the Portfolios either on the basis of their asset size, on the basis of special needs of any Portfolio, or equally as is deemed appropriate. These expenses include expenses such as: director fees; state franchise taxes; custodial, transfer agent, brokerage, auditing and legal services; the printing of prospectuses, proxies, registration statements and shareholder reports sent to existing shareholders; expenses relating to bookkeeping, recording and determining the net asset value of shares; the expenses of qualification of a Portfolio's shares under the federal and state securities laws; and any other expenses properly payable by the Trust that are allocable to the respective Portfolios. Litigation costs, if any, may be directly allocable to the Portfolios or allocated on the basis of the size of the respective Portfolios. The Board of Trustees annually reviews allocation of expenses among the Portfolios and has been determined that this is an appropriate method of allocation of expenses.


         The total expenses of each Portfolio for the most recent fiscal year, expressed as a percentage of average daily net assets were as follows:

          PORTFOLIO                                TOTAL EXPENSES
          ---------                                --------------
          Growth                                         1.15%
          Growth and Income                              1.05%
          Equity                                         0.83%
          Equity Income                                  1.05%
          Capital Appreciation                           1.30%
          Multi-Cap Growth                                N/A
          Small Company Growth                           1.40%
          Small Company Value                            0.85%
          Global Financial Services                       N/A
          International Growth                           1.22%
          Internet                                        N/A
          High-Yield Bond                                0.72%
          Balanced                                        N/A
          Managed                                        0.76%



         The Advisor has advised the Trust that it will reimburse such portion of the fees due to it under the Advisor's Agreement as is necessary to assure, for the period commencing January 1, 1999, and ending no earlier than December 31, 1999, that expenses incurred by the Portfolios will not exceed the following percentages of average daily net assets: Growth 1.15%; Growth and Income 1.05%; Equity 1.15%; Equity Income 1.05%; Capital Appreciation 1.30%; Multi-Cap Growth 1.40%; Small Company Growth 1.40%; Small Company Value 1.30%; International Growth 1.55%; Global Financial Services 1.55%; Internet 1.45%; High-Yield Bond 0.85%; Balanced .95%; and Managed 1.30%. The Portfolio Managers have advised the Trust that they may assist in a portion of the above-referenced reimbursement from time to time.


         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Advisor or the Portfolio Manager, as the case may be, is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Agreement permits the Advisor to act as investment advisor for any other person or firm.

         The Advisor and the Trust have received an exemptive order from the Securities and Exchange Commission which permits the Trust to enter into or amend Portfolio Manager Agreements without obtaining Contractholder approval each time. On April 28, 1997,

Contractholders voted affirmatively to give the Trust this ongoing authority. With Board approval, the Advisor is permitted to employ new Portfolio Managers for the Portfolios, change the terms of the Portfolio Manager Agreements or enter into a new Agreement with that Portfolio Manager. Contractholders of a Portfolio continue to have the right to terminate the Portfolio Manager's Agreement for a Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Contractholders will be notified of any Portfolio Manager changes or other material amendments to Portfolio Manager Agreements that occur under these arrangements.

PORTFOLIO MANAGER ARRANGEMENTS

         Under the Portfolio Manager Agreements, the Portfolio Managers, subject to the oversight of the Advisor, are required to: (i) regularly provide investment advice and recommendations to the respective Portfolios of the Trust with respect to their investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the respective Portfolios of the Trust and the portion, if any, of the assets of these Portfolios of the Trust to be held uninvested; and
(iii) arrange for the purchase of securities and other investments by the respective Portfolios of the Trust and the sale of securities and other investments held by each of these Portfolios of the Trust. The following table sets forth certain information about the Portfolio Managers for each Portfolio.


PORTFOLIO                                   NAME AND CONTROL                 FEE PAID BY THE ADVISOR TO THE
                                         PERSONS OF THE PORTFOLIO         PORTFOLIO MANAGER ON AN ANNUAL BASIS
                                                 MANAGER               AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------
Growth Portfolio                      Montag & Caldwell, Inc.            0.30% for assets under management
                                      ("Montag & Caldwell").             up to $1 billion; 0.20% thereafter.
                                      Montag & Caldwell is
                                      controlled by Alleghany
                                      Trust.

Growth and Income Portfolio           Retirement System                  0.30% for assets under management
                                      Investors Inc. ("RSI") which       up to $100 million; 0.25% on the next
                                      is a subsidiary of Retirement      $100 million; and 0.20% for assets
                                      System Group Inc.                  greater than $200 million.

Equity Portfolio                      OpCap Advisors, which is a         0.40% for assets under management
                                      subsidiary of Oppenheimer          up to $1 billion and 0.30% thereafter.
                                      Capital, a general
                                      partnership.

PORTFOLIO                                  NAME AND CONTROL              FEE PAID BY THE ADVISOR TO THE
                                       PERSONS OF THE PORTFOLIO     PORTFOLIO MANAGER ON AN ANNUAL BASIS AS A
                                               MANAGER                PERCENTAGE OF AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------------------------------------
Equity Income Portfolio               1740 Advisers, Inc. ("1740       0.30% for assets under management
                                      Advisers"). It is a subsidiary   up to $100 million; 0.25% on the next
                                      of MONY.                         $100 million; and 0.20% thereafter.

Capital Appreciation Portfolio        Provident Investment             0.50% for assets under management
                                      Counsel, Inc. ("PIC").  PIC      up to $100 million; 0.45% for assets
                                      is a wholly owned                under management for the next $100
                                      subsidiary of United Asset       million; 0.35% for assets greater than
                                      Management, Inc.                 $200 million up to $300 million and
                                                                       0.30% thereafter.

Multi-Cap Growth Portfolio            Fred Alger Management, Inc.      0.40% for assets under management.
                                      ("Alger"). Alger is owned
                                      by its employees.

Small Company Growth                  William D. Witter, Inc.          0.65% for assets under management
Portfolio                             ("Witter").  Witter is owned     up to $50 million; 0.55% for assets
                                      by its employees.                under management for the next $50
                                                                       million; and 0.45% for assets
                                                                       thereafter.

Small Company Value Portfolio         GAMCO Investors, Inc. is a       0.40% for assets under management
                                      wholly owned subsidiary of       up to $1 billion and 0.30% thereafter.
                                      Gabelli Asset Management Inc.

International Growth Portfolio        Vontobel USA Inc.                0.40% for assets under management
                                      ("Vontobel"). Vontobel           up to $100 million; 0.35% for assets
                                      is a wholly-owned                under management from $100 million
                                      subsidiary of Bank J.            to $200 million; 0.30% for assets
                                      Vontobel of Zurich,              from $200 million to $500
                                      Switzerland.                     million and 0.25% for assets greater
                                                                       than $500 million.

Global Financial Services             Sanford C. Bernstein &           0.50% for assets up to $100 million;
Portfolio                             Co., Inc. ("Sanford              0.40% for assets from $100 million to
                                      Bernstein") is owned by          $300 million; 0.30% for assets over
                                      its employees.                   $300 million.

Internet Portfolio                    Alger, which is owned            0.40% for assets under management.
                                      by its employees.

                                                                          FEE PAID BY THE ADVISOR TO THE
PORTFOLIO                                 NAME AND CONTROL              PORTFOLIO MANAGER ON AN ANNUAL BASIS
                                      PERSONS OF THE PORTFOLIO              AS A PERCENTAGE OF AVERAGE
                                               MANAGER                           DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------
High-Yield Bond Portfolio             Caywood-Scholl Capital           0.30% for assets under management
                                      Management ("Caywood-            up to $100 million and 0.25%
                                      Scholl"). Caywood-Scholl is      thereafter.
                                      owned by Dresdner RCM
                                      Global Investors LLC, an
                                      affiliate of Dresdner Bank
                                      AG.

Balanced Portfolio                    Montag & Caldwell, which is      0.30% for assets under management up
                                      controlled by Allegheny          to $100,000,000; 0.25% for assets from
                                      Corporation.                     $100,000,000 to $200,000,000; and
                                                                       0.20% for assets greater than
                                                                       $200,000,000.

Managed Portfolio                     OpCap Advisors, a                0.40% for assets under management
                                      majority-owned subsidiary        up to $1 billion and 0.30% for assets
                                      of Oppenheimer Capital, a        from $1 billion to $2 billion and 0.25%
                                      general partnership.             thereafter.

         The tables below sets forth the 1998, 1997 and 1996 breakdown by Portfolio of (1) the investment advisory fee paid to the Advisor, (2) the percentage of the investment advisory fee to be paid by the Advisor to the Portfolio Manager, (3) the fund management fee paid by the Advisor to the Portfolio Manager, (4) the net advisory fee left to the Advisor after payment of the Portfolio management fee, and (5) the amount of the expense reimbursement paid by the Advisor to the Portfolio.



                                                             1998
Portfolio                           (1)            (2)     (3)            (4)             (5)
---------                           ---            ---     ---            ---             ---
Growth                              $       471    40%     $      188     $      283      $15,176
Equity                                4,523,391    51%      2,305,888      2,217,503            0
Growth and Income                           193    40%             77            116       15,350
Equity Income                               176    40%             70            105       15,357
Capital Appreciation                        184    67%            122             61       15,292
Small Company Growth                        259    65%            168             90       15,324
Small Company Value                   3,204,761    50%      1,607,480      1,597,281            0
International Growth                    730,659    53%        386,819        343,839            0
High-Yield Bond                         520,951    50%        260,455        260,496            0
Managed                              20,174,424    45%      8,990,865     11,183,559            0

                                                                1997
Portfolio                               (1)            (2)       (3)           (4)             (5)
---------                               ---            ---       ---           ---             ---
Equity                                  $ 3,319,628    51%       $1,664,835    $1,654,793      0
Small Company Value                       2,119,841    50%        1,060,105     1,059,736      0
International Growth                        604,348    53%          319,949       284,399      0
High-Yield Bond                             299,011    50%          149,505       149,506      0
Managed                                  16,976,135    45%        7,855,235     9,120,900      0

                                                                1996
Portfolio                               (1)            (2)       (3)           (4)             (5)
---------                               ---            ---       ---           ---             ---
Equity                                  $ 1,743,990    51%       $  935,253    $  808,737            0
Small Company Value                       1,316,050    50%          714,051       601,999            0
International Growth                        303,177    53%          160,663       142,514            0
High-Yield Bond                             143,878    50%           71,939        71,939      $21,526
Managed                                  11,086,850    45%        5,910,578     5,176,272            0

          PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

PURCHASE OF SHARES

         Investments in the Portfolio may be made by the Variable Accounts. Persons desiring to purchase Contracts funded by any Portfolio or Portfolios of the Trust should also read the prospectus of the Contract(s).

         Shares of each Portfolio of the Trust are offered to the Variable Accounts without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Trust of the purchase payment in the manner set forth below under "Determination of Net Asset Value." Certificates representing shares of the Trust or any of its Portfolios will not be physically issued. Enterprise Fund Distributors, Inc. (the "Distributor") acts without remuneration from the Trust as the exclusive distributor of the Trust's shares. The principal executive office of the Distributor is located at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022.

REDEMPTION OF SHARES

         Shares of any Portfolio of the Trust can be redeemed by the Variable Accounts at any time for cash, at the net asset value next determined after receipt of the redemption request in proper form. The market value of the securities in each of the Portfolios is subject to daily fluctuation and the net asset value of each Portfolio's shares will fluctuate accordingly. The redemption value of the Portfolio's shares may be either more or less than the original cost to the Variable Account. Payment for redeemed shares is ordinarily made within seven days after receipt by the Trust's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the Securities and Exchange Commission; (2) an emergency, as defined by the Securities and Exchange Commission, exists making trading of Portfolio securities or valuation of net assets not reasonably practicable; (3) the Securities and Exchange Commission has by order permitted such suspension or delay.

Determination of Net Asset Value

         The Portfolios calculate a share's net asset value by dividing the net assets of the Portfolio by the number of shares then outstanding of such Portfolio. The net asset value of each Portfolio's shares is determined once daily as of the close of the NYSE on each day on which the NYSE is open for trading. Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under the supervision of, the Board of Trustees. The Portfolios may own securities that are primarily listed on foreign exchanges which trade on Saturday or other customary United States national business holidays. If the Portfolios do not price their securities on these days, their net asset values may be significantly affected on days when investors have no access to the Portfolios. The net asset value per share is effective as of the time of computation.




                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Each Portfolio Manager selects the brokerage firms which complete portfolio transactions for that Portfolio, subject to the overall direction and review of the Advisor and the Board of Trustees of the Trust. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers include a spread between the bid and asked prices. The Trust seeks to obtain prompt execution of orders at the most favorable net price.

         The initial criterion which must be met by any Portfolio Manager in selecting brokers and dealers to effect securities transactions for a Portfolio is whether such brokers and dealers can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. In seeking to achieve the best combination of price and execution, the Portfolio Managers evaluate the overall quality and reliability of broker-dealers and the service they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition.

         Transactions may be directed to brokers or dealers in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, furnished to the Trust, the Advisor, and the respective Portfolio Managers, or those firms who agree to pay certain of the Trust's expenses, including certain custodial and transfer agent services, and, consistent with the National Association of Securities Dealers, Inc. Conduct Rules, those firms which have been active in selling shares of the Trust. There is no formula for such allocation. The research information may or may not be useful to the Trust and/or other accounts of the Portfolio Managers; information received in connection with directed orders of other accounts managed by the Portfolio Managers or its affiliates may or may not be useful to the Trust. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Portfolio Managers, to make available additional views for consideration and comparison, and to enable the Portfolio Managers to obtain market information for the valuation of securities held by the Trust. Portfolio Managers may execute brokerage transactions through affiliated broker/dealers, subject to compliance with applicable requirements of the federal securities laws.

         Sales of shares of the Trust, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of the Trust transactions to brokers and dealers, but only in conformity with the price, execution, and other considerations and practices discussed above.

         It is the practice of the Portfolio Managers to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Trust and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing each Portfolio and other client accounts. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Portfolio Managers or an affiliate are combined, which in some cases could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for such account.

         The following table sets forth the amounts of the brokerage commissions paid to broker-dealers by each Portfolio for the fiscal year ended December 31, 1998.


--------------------------------------------------------------------------------------------------------------------
                                                                 Brokerage                Brokerage Commissions
                      Aggregate                                  Commissions Paid to      Paid to Affiliated Broker-
                      Brokerage                                  Affiliated Broker-       Dealers as a Percentage of
                      Commission Paid      Brokerage             Dealers as a Percentage  the Portfolio's Aggregate
                      on Transactions      Commissions Paid      of the Portfolio's       Dollar Amount of
                      in the Portfolio's   To Affiliated         Aggregate                Transactions Involving
Portfolio             Securities           Broker-Dealers        Commissions Paid         Brokerage Commissions
--------------------------------------------------------------------------------------------------------------------
Growth                        1,133.                0.                        0%                        0%
--------------------------------------------------------------------------------------------------------------------
Growth and Income               387.                0.                        0%                        0%
--------------------------------------------------------------------------------------------------------------------
Equity                      416,690.           13,080.                        0%                        0%
--------------------------------------------------------------------------------------------------------------------
Equity Income                   378.                0.                     3.14%                     .004%
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation            128.                0.                        0%                        0%
--------------------------------------------------------------------------------------------------------------------
Small Company
Growth                          347.                0.                        0%                        0%
--------------------------------------------------------------------------------------------------------------------
Small Company
Value                       470,442.                0.                        0%                        0%
--------------------------------------------------------------------------------------------------------------------
International Growth        254,852.                0.                        0%                        0%
--------------------------------------------------------------------------------------------------------------------
High-Yield Bond                  19.                0.                        0%                        0%
--------------------------------------------------------------------------------------------------------------------
Managed                   2,419,897.           47,474.                     1.96%                    0.002%
--------------------------------------------------------------------------------------------------------------------


         The following tables set forth the aggregate brokerage commissions paid by each Portfolio on transactions in that Portfolio's securities for the fiscal year ended December 31, 1997 and December 31, 1996.

-------------------------------------------------------------------------------
                                   1997
-------------------------------------------------------------------------------
                                     Aggregate Brokerage Commissions Paid on
Portfolio                            Transactions in the Portfolio's Securities
-------------------------------------------------------------------------------
Equity                                                               $  164,149
-------------------------------------------------------------------------------
Small Company Value                                                  $  534,558
-------------------------------------------------------------------------------
International Growth                                                 $  181,826
-------------------------------------------------------------------------------
High-Yield Bond                                                      $      562
-------------------------------------------------------------------------------
Managed                                                              $1,382,062
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   1996
-------------------------------------------------------------------------------
                                     Aggregate Brokerage Commissions Paid on
Portfolio                            Transactions in the Portfolio's Securities
-------------------------------------------------------------------------------
Equity                                                               $  204,255
-------------------------------------------------------------------------------
Small Company Value                                                  $  784,580
-------------------------------------------------------------------------------
International Growth                                                 $  102,770
-------------------------------------------------------------------------------
High-Yield Bond                                                      $      516
-------------------------------------------------------------------------------
Managed                                                              $   22,241
-------------------------------------------------------------------------------


                             PERFORMANCE COMPARISONS

         The average annual total return for the year ended December 31, 1998, for the five-year period ended December 31, 1998, and the period from inception through December 31, 1998, is shown in the following table:

AVERAGE ANNUAL TOTAL RETURN


------------------------------------------------------------------------------------------------
                                 FOR THE YEAR            FOR THE FIVE
                                     ENDED                YEARS ENDED            FOR THE PERIOD
                                 DECEMBER 31,            DECEMBER 31,            FROM INCEPTION
                                     1998                    1998                TO DECEMBER 31,
     PORTFOLIO                   (ONE YEAR)             (FIVE YEARS)              1998(1)(2)
------------------------------------------------------------------------------------------------

Equity                               23.14%                 21.30%                     18.02%

Small Company Value                  34.19%                 17.42%                     17.21%

---------------------------------------------------------------------------------------------
International Growth                  5.76%                     --                     12.41%

High-Yield Bond                      12.38%                     --                     13.33%

Managed                              22.45%                 21.85%                     20.98%
---------------------------------------------------------------------------------------------

(1) Reflects waiver of advisory fees and assumption of other expenses by the Portfolio Manager in its previous role as Investment Advisor. Without such waivers and assumptions, the average annual total return during the period would have been lower.

(2) The date of inception of the Equity, Small Company Value and Managed Portfolios is August 1, 1988. The date of inception of the High-Yield Bond and International Growth Portfolios is November 18, 1994.

         Average annual total return is calculated by finding the average annual compounded rates of return over the one, five and since inception periods that would equate the initial amount invested to the ending redemption value according to the following formula:


                                       P(1+T)(N) = ERV

Where:            P     =  a hypothetical initial payment of $10,000
                  T     =  average annual total return
                  N     =  number of years
                  ERV   =  ending redeemable value of hypothetical $10,000
                           payment made at the beginning of the one, five and since inception periods at the end of the one, five and since inception periods.


         For the Equity, Small Company Value, Growth, Growth and Income, Small Company Growth, Capital Appreciation, Multi-Cap Growth, Internet, Global Financial Services, Equity Income, and International Growth Portfolios and for the equity securities of the Balanced and Managed Portfolios, net investment income is the net of the dividends accrued (1/360 of the stated dividend rate multiplied by the number of days the particular security is in the Portfolio) on all equity securities during the 30-day period and expenses accrued for the period. It does not reflect capital gains or losses. Net investment income is the net of accrued interest earned on debt obligations held by each Portfolio and expenses accrued for the period. Accrued interest is determined by (i) computing the yield to maturity based on the market value of each obligation held in the corresponding Portfolio and on the day before the beginning of the period with respect to debt obligations held by the Equity, Managed, International Growth, Growth, Growth and Income, Small Company Growth, Capital Appreciation, Equity Income, Multi-Cap Growth, Internet, Global Financial Services and Small Company Value Portfolios (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest);
(ii)
dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and (iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest; discount and premium is not amortized on the remaining security. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

         The yield shown reflects deductions for all charges, expenses and fees of the Trust. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts. Yield is calculated by dividing net investment income of a Portfolio per share earned during a 30 day period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd+1)(6)-1]

Where:      a     =    dividends and interest earned during the period.
            b     =    expenses accrued for the period (net of reimbursements).
            c     =    the average daily number of shares outstanding during the
                       period that were entitled to receive dividends.
            d     =    the maximum offer price per share on the last day of
                       the period.

         From time to time, the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Trust and recurring charges and deductions borne by or imposed on the Portfolio. As the performance for any Portfolio does not include charges and deductions under the Contracts, comparisons with other Portfolios used in connection with different variable accounts may not be useful. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated.

         The performance data for these Portfolios will reflect the "yield" and "total return". The "yield" of each of these Portfolios refers to the income generated by an investment in that Portfolio over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Portfolio. The value of each Portfolio is the average daily number of shares outstanding multiplied by the net asset value per share on the last day of the period. "Total Return" for each of these Portfolios refers to the value a Shareholder would receive on the date indicated if a $10,000 investment had been made the indicated number of years ago. It reflects historical investment results less charges and deductions of the Portfolio.

         In addition, reference in advertisements may be made to various indices, including, without limitation, the S&P 500 Composite Stock Price Index, the Russell 2000 and the Lehman

Brothers Corporate/Government Index, and various rankings by independent evaluators such as Morningstar and Lipper, Inc. in order to provide the reader a basis for comparison.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The dividend policies of the Portfolios are discussed in the Prospectus. In computing interest income, the Portfolios will amortize any discount or premium resulting from the purchase of debt securities except for mortgage- or other receivables-backed obligations subject to monthly payment of principal and interest.

         Each Portfolio is qualified and intends to remain qualified and elect to be treated as a regulated investment company under Subchapter M of the IRC. To remain qualified as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of stocks or securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the Portfolio's total assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the Portfolio's total assets and to not more than 10% of the voting securities of any one issuer (other than government securities) and (ii) not more than 25% of the Portfolio's total assets is invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer.

         Each Portfolio will comply with asset diversification regulations prescribed by the U.S. Treasury Department under the IRC. In general, these regulations effectively provide that, as of the end of each calendar quarter or within 30 days thereafter, no more that 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. There are also alternative diversification tests that may be satisfied by the Portfolio under the regulation. Each Portfolio intends to comply with the diversification regulations. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts under the IRC.

         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. A Portfolio's returns will be reduced by the amount of any such foreign taxes. Contractholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.


                             ADDITIONAL INFORMATION

         Description of the Trust. The Trust is organized as a Massachusetts business trust. Under Massachusetts law shareholders could, in certain circumstances, be held personally liable as partners for Trust obligations. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus, the risk of loss to a shareholder from being held personally liable for obligations of the Trust is limited to the unlikely circumstance in which the Portfolio itself would be unable to meet its obligations.

         It is not contemplated that regular annual meetings of shareholders will be held. Shareholders have the right, upon the declaration in writing or vote of a majority of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of the shareholders to vote on the removal of a Trustee upon written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Trust's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Trust's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

         Possible Additional Trust Series. If additional Portfolios are created by the Board of Trustees, shareholders of each such Portfolio will be entitled to vote as a class only to the extent permitted by the Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more Portfolios by the Board of Trustees.

         Under Rule 18f-2 under the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of independent accountants. The Rule contains special provisions for cases in which an advisory agreement is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

         Organization of the Trust. When issued, shares are fully paid and have no preemptive, conversion or other subscription rights. The shares of beneficial interest of the Trust, $0.01 par value, are divided into eleven separate series. The shares of each series are freely-transferrable and equal as to earnings, assets and voting privileges with all other shares of that series. Upon liquidation of the Trust or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debt and expenses have been paid. The shares do not have cumulative voting rights.

         The Trust's Board of Trustees, whose responsibilities are comparable to those of directors of a Massachusetts corporation, is empowered to issue additional classes of shares, which classes may either be identical except as to dividends or may have separate assets and liabilities; classes having separate assets and liabilities are referred to as "series." The creation of additional series and offering of their shares (the proceeds of which would be invested in separate, independently managed Portfolios with distinct investment objectives, policies and restrictions) would not affect the interests of the current shareholders in the existing Portfolios.

         The assets received by the Trust on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Trust's books of account. The Trust's Board of Trustees has agreed to monitor the Trust transactions and management of each of the Portfolio's books of account and to consider and resolve any conflict that may arise. Direct expenses will be allocated to each Portfolio and general expenses of the Portfolio will be prorated by total net assets.

         Voting. For matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. For matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of the Investment Advisor Agreement or a Portfolio Manager Agreement, or a change in a fundamental policy are matters which require separate voting by each Portfolio. To the extent required by law, the Variable Accounts, which are the shareholders of the Portfolio, will vote the shares of the Trust, or any Portfolio of the Trust, held in the Variable Accounts in accordance with instructions from Contractholders, [as described under the caption "Voting Rights" in the accompanying Prospectus for the Contracts.] Shares for which no instructions are received from Contractholders, as well as shares which the Advisor or its parent, MONY, may own, will be voted in the same proportion as shares for which instructions are received. The Trust does not intend to hold annual meetings of shareholders. However, the Board of Trustees will call special meetings of shareholders for action by shareholder vote as may be requested in writing by holders of 10% or more of the outstanding shares of a Portfolio or as may be required by applicable laws or the Declaration of Trust pursuant to which the Trust has been organized.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

         State Street Bank and Trust Company ("State Street") whose address is P.O. Box 8505, Boston, Massachusetts, 02266-8505, has been retained to act as custodian of the assets of the Trust. The custodian is responsible for safeguarding and controlling the cash and securities of the Portfolios, handling the receipt and delivery of securities and collecting interest and dividends on the Portfolios' investments. State Street also acts as transfer agent and Shareholder Servicing Agent for the Trust.

                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, whose address is 2400 Eleven Penn Center, Philadelphia PA 19103, has been retained to serve as the Trust's independent accountants. The independent accountants are responsible for auditing the annual financial statements of each Portfolio as well as other related services. PricewaterhouseCoopers LLP also serves as independent accountants for the Advisor and its affiliates.

                              FINANCIAL STATEMENTS

         The Fund's Semi-Annual Report dated June 30, 1998, which was filed with the Securities & Exchange Commission on August 27, 1998 (accession number 0000950123-98-007870, and the Fund's Annual Report dated December 31, 1998, which was filed with the Securities & Exchange Commission on March 2, 1999 (accession number 0000950123-99-001510), are hereby incorporated by reference into this Statement of Additional Information.

                                   APPENDIX A

                      RATINGS OF CORPORATE DEBT SECURITIES


MOODY'S INVESTORS SERVICE, INC.  (1)

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

Baa Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this case.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

---------------------
(1) Moody's applies numerical modifiers, 1, 2 and 3 in generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (2)

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

BB, Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay
B, interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the
CCC, highest speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective
CC characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

----------------------
(2) Plus (+) or Minus (-): The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MUNICIPAL SECURITIES

Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxes and, in certain instances, applicable state or local income taxes. These securities are traded primarily in the over-the-counter market.

Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal Securities may also be issued in connection with the refunding of outstanding Municipal Securities obligations, obtaining funds to lend to other public institutions and for general operating expenses. Industrial Development Bonds ("IDBs") are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities and are considered tax-exempt bonds if the interest thereon is exempt from federal income taxes.

The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured only by the revenues derived from payment of the industrial user. The payment of principal and interest on IDBs is dependent solely upon the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt notes are of short maturity, generally less than three years. They include such securities as Project Notes, Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes. Tax-exempt commercial paper consists of short-term obligations generally having a maturity of less than nine months.

New issues of Municipal Securities are normally offered on a when-issued basis, which means that delivery and payment for these securities normally takes place 15 to 45 days after the date of commitment to purchase.

Yields of Municipal Securities depend upon a number of factors, including economic, money and capital market conditions, the volume of Municipal Securities available, conditions within the Municipal Securities market, and the maturity, rating and size of individual offerings. Changes in market values of Municipal Securities may vary inversely in relation to changes in interest rates. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to the quality and maturity of obligations. In general, among Municipal Securities of comparable quality, the longer the maturity, the higher the yield, and the greater potential for price fluctuations.

FLOATING RATE AND VARIABLE RATE SECURITIES

The Tax-Exempt Income Portfolio may invest in floating rate and variable rate tax-exempt securities. These securities are normally IDBs or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of treasury bills or bonds or the prime rate at a major commercial bank and provide that the holders of the securities can demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount initially paid for the bonds. Floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate, while variable rate securities provide for a specific periodic adjustment in the interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must be equivalent to the long-term bond or commercial paper rating stated above.

                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits.


         (a) (i) Registrant's Charter [Declaration of Trust], filed as Exhibit (a)(i) to Post-Effective Amendment No. 19, dated July 13, 1999, to Registration Statement on Form N-1A (Reg. No. 33-21534), is incorporated.

                  (ii) Amendments to Charter [Declaration of Trust], filed as Exhibit (a)(ii) to Post-Effective Amendment No. 19, dated July 13, 1999, to Registration Statement on Form N-1A (Reg. No. 33-21534), is incorporated.

         (b) By-Laws, filed as Exhibit (b) to Post-Effective Amendment No. 19, dated July 13, 1999, to Registration Statement on Form N-1A (Reg. No. 33-21534), is incorporated.


         (c)      Not applicable.

         (d)      (i)      Investment Adviser's Agreement between Registrant and
                           Enterprise Capital Management, Inc. ("Enterprise
                           Capital"). Incorporated herein by reference to Post
                           Effective Amendment No. 17 to Registrant's
                           Registration Statement on Form N-1A (Reg. No.
                           33-21534), filed on May 3, 1999.

                  (ii) Portfolio Manager's Agreement between Enterprise Accumulation Trust, Enterprise Capital and Montag & Caldwell, Inc., as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

                  (iii) Portfolio Manager's Agreement Between Enterprise Accumulation Trust, Enterprise Capital and Retirement Systems Investors Inc., as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

                  (iv) Portfolio Manager's Agreement between Enterprise Accumulation Trust, Enterprise Capital and OpCap Advisors, as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

                  (v) Portfolio Manager's Agreement between Enterprise Capital and 1740 Advisers, Inc., as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

                  (vi) Portfolio Manager's Agreement between Enterprise Capital and Provident Investment Counsel, Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

                  (vii) Portfolio Manager's Agreement between Enterprise Capital and William D. Witter, Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

                  (viii) Portfolio Manager's Agreement between Enterprise Capital and GAMCO Investors, Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

                  (ix) Portfolio Manager's Agreement between Enterprise Capital and Vontobel USA Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.


                  (x) Portfolio Manager's Agreement between Enterprise Capital and Sanford C. Bernstein & Co., Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

                  (xi) Portfolio Manager's Agreement between Enterprise Capital and Caywood-Scholl Capital Management as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.


                  (xii) Portfolio Manager's Agreement between Enterprise Capital and Fred Alger Management, Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 28, 1999.

                  (xiii) Portfolio Manager's Agreement between Enterprise Capital and Fred Alger Management, Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 28, 1999.

                  (xiv) Portfolio Manager's Agreement between Enterprise Capital and Montag & Caldwell, Inc. as sub-adviser. Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 28, 1999.

         (e) Distribution Agreement, filed as Exhibit (e) to Post-Effective Amendment No. 19, dated July 13, 1999, to Registration Statement on Form N-1A (Reg. No. 33-21534), is incorporated.

         (f)      Not applicable.

         (g) Custody Agreement, filed as Exhibit (g) to Post-Effective Amendment No. 19, dated July 13, 1999, to Registration Statement on Form N-1A (Reg. No. 33-21534), is incorporated.

         (h)      Inapplicable.

         (i) Opinion of Counsel, filed as Exhibit (i) to Post-Effective Amendment No. 19, dated July 13, 1999, to Registration Statement on Form N-1A (Reg. no. 33-21534), is incorporated.

         (j) Consent of Independent Accountants, filed as Exhibit (j) to Post-Effective Amendment No. 19, dated July 13, 1999, to Registration Statement on Form N-1A (Reg. no. 33-21534), is incorporated.


         (k)      Inapplicable.


         (l) Agreement Related to Initial Capital, filed as Exhibit (l) to Post-Effective Amendment No. 19, dated July 13, 1999, to Registration Statement on Form N-1A (Reg. No. 33-21534), is incorporated.


         (m)      Inapplicable.

         (n)      Inapplicable.

         (o)      (i)   Inapplicable.

                  (ii) Powers of Attorney, Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (Reg. No. 33-21534), filed on May 3, 1999.

Item 24. Persons Controlled By or Under Common Control with Registrant.

              As of the date of this Post-Effective Amendment variable accounts of life insurance company affiliates of MONY Life Insurance Company ("MONY") owns all the outstanding shares of the registrant as described in the Registrant's Statement of Additional Information. Shares of the Registrant will be voted as directed by persons having interests in the respective Variable Accounts. Registrant might be deemed to be controlled by such insurance company affiliates of MONY although Registrant declaims such control.

         The Subsidiaries of MONY are as follows: MONY Realty Partners, Inc., MONY Funding, Inc., MONY CS, Inc., MONY Brokerage, Inc., MONY Credit Corporation, 1740 Advisers, Inc., MONY Securities Corporation, MONY Life Insurance Company of America, Enterprise Capital Management, Inc., 1740 Ventures, Inc., MONY International Holdings, Inc. Each subsidiary is wholly-owned.

Item 25. Indemnification.

         Reference is made to the provisions of Article Six of Registrant's Articles of Incorporation which is incorporated herein by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (File No. 2-28097) filed on April 26, 1995.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provision or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser.

         See "Management of The Fund" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information for information regarding the business and other connections of the Investment Adviser

         For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Enterprise Capital Management, Inc. reference is made to Part B of Post-Effective Amendment to the Registrant's Registration Statement and to the registration of Form ADV (File No. 801-27181) of Enterprise Capital Management, Inc. filed under the Investment Adviser Act of 1940, which is incorporated herein by reference.

         Montag & Caldwell, Inc., Retirement System Investors Inc., OpCap Advisors, 1740 Advisers, Inc., Provident Investment Counsel, Inc., Fred Alger Management, Inc., William D. Witter, Inc., GAMCO Investors, Inc., Vontobel USA Inc., Sanford C. Bernstein & Co., Inc., and Caywood-Scholl Capital Management, the Portfolio Managers of certain of the Portfolios of the Registrant, are primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the following Fund Managers, and other required information:


                                                                       File No.
                                                                       --------
         Montag & Caldwell, Inc.                                       801-15398
         Retirement System Investors Inc.                              801-36893
         OpCap Advisors                                                801-27180
         1740 Advisers, Inc.                                           801-08176
         Provident Investment Counsel, Inc.                            801-30020
         Fred Alger Management, Inc.                                   801-06709
         William D. Witter, Inc.                                       801-12695
         GAMCO Investors, Inc.                                         801-14132
         Vontobel USA Inc.                                             801-34910
         Sanford C. Bernstein & Co., Inc.                              801-10488
         Caywood-Scholl Capital Management                             801-26996

Item 27. Principal Underwriters.

         (a) Enterprise Fund Distributors, Inc. is the principal underwriter of the Portfolios' shares.

         (b) The information contained in the registration on Form BD of Enterprise Fund

                  Distributor's Inc. (File No. 8-8-815577), filed under the Securities Exchange Act of 1934, is incorporated herein by reference.

         (c)      Inapplicable.

Item 28. Location and Accounts and Records.

Entity                                  Function                                Address
------                                  --------                                -------

The Enterprise Group of                 Registrant                              Atlanta Financial Center
Funds, Inc.                                                                     3343 Peachtree Road, N.E.
                                                                                Suite 450
                                                                                Atlanta, GA 30326
Enterprise Capital                      Investment Adviser
Management, Inc.                                                                Same as above.

Enterprise Fund Distributors,           Distributor                             Same as above.
Inc.

State Street Bank and Trust             Custodian                               One Heritage Drive
Company                                                                         The Joseph Palmer
                                                                                Building
                                                                                North Quincy, MA 02171



The records of the Fund Managers are kept at the following locations:



Growth Fund                             Montag & Caldwell, Inc.
                                        3455 Peachtree Road, N.E.
                                        Suite 1200
                                        Atlanta, GA 30326-3248

Growth & Income Fund                    Retirement Systems Investors Inc.
                                        317 Madison Avenue
                                        New York, NY 10017

Equity Fund                             OpCap Advisors
                                        One World Financial Center
                                        New York, NY 10281

Equity Income Fund                      1740 Advisers, Inc.
                                        1740 Broadway
                                        New York, NY 10019

Capital Appreciation Fund               Provident Investment Counsel, Inc.
                                        300 North Lake Avenue
                                        Pasadena, CA 91101

Multi-Cap Growth Fund                   Fred Alger Management, Inc.
                                        1 World Trade Center
                                        Suite 9333
                                        New York, NY 10048

Small Company Growth Fund               William D. Witter, Inc.
                                        One Citicorp Center
                                        153 East 53rd Street
                                        New York, NY 10022

Small Company Value Fund                GAMCO Investors, Inc.
                                        One Corporate Center
                                        Rye, NY 10580

International Growth Fund               Vontobel USA Inc.
                                        450 Park Avenue
                                        New York, New York 10022

Global Financial Services Fund          Sanford C. Bernstein & Co., Inc.
                                        767 Fifth Avenue
                                        New York, NY 10153-0185

Internet Fund                           Fred Alger Management, Inc.
                                        1 World Trade Center
                                        Suite 9333
                                        New York, NY 10048

High-Yield Bond Fund                    Caywood-Scholl Capital Management
                                        4350 Executive Drive, Suite 125
                                        San Diego, CA 92121

Balanced Fund                           Montag & Caldwell, Inc.
                                        3455 Peachtree Road, N.E.
                                        Suite 1200
                                        Atlanta, GA 30326-3248

Managed Fund                            OpCap Advisors
                                        One World Financial Center
                                        New York, NY 10281


Item 29. Management Services.

         Inapplicable.

Item 30. Undertakings.

         Inapplicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 13th day of July 1999.


                                      ENTERPRISE ACCUMULATION TRUST

                                      By: /s/ Victor Ugolyn
                                         ---------------------------------------
                                         Victor Ugolyn
                                         Chairman, President and Chief Executive
                                         Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the date indicated:



/s/ Victor Ugolyn
---------------------------------     Chairman, President and Chief            July 13, 1999
Victor Ugolyn                         Executive Officer

/s/ Phillip G. Goff
---------------------------------     Principal Financial and Accounting       July 13, 1999
Phillip G. Goff                       Officer

                *
---------------------------------
Arthur T. Dietz                       Director                                 July 13, 1999

                *
---------------------------------
Samuel J. Foti                        Director                                 July 13, 1999

                *
---------------------------------
Arthur Howell                         Director                                 July 13, 1999

                *
---------------------------------
Lonnie H. Pope                        Director                                 July 13, 1999

                *
---------------------------------
William A. Mitchell, Jr.              Director                                 July 13, 1999

                *
---------------------------------
Michael I. Roth                       Director                                 July 13, 1999

By: /s/ Catherine R. McClellan
   ------------------------------
         (Attorney-in-Fact)